Exhibit 10.16

AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

WINN-DIXIE DISTRIBUTION CAMPUS: JACKSONVILLE FL

THIS AGREEMENT (“Agreement”) is made and entered into as of the Effective Date by and between AR CAPITAL, LLC (“Buyer”), and WINN-DIXIE PROPERTIES, LLC (“Seller”).

In consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.               Terms and Definitions. The terms listed below shall have the respective meaning given them as set forth adjacent to each term.

(a)             “Broker” shall mean Chris Riley/CBRE, acting as Seller’s agent.

(b)            “Closing” shall mean the consummation of the transaction contemplated herein, which shall occur, subject to any applicable extension periods set forth in this Agreement, on or before the later to occur of April 29, 2013 or two (2) days after the last day of the Due Diligence Period (as defined herein) unless the Buyer waives the full Due Diligence Period and elects to close earlier by providing written notice thereof to Seller five (5) business days prior to such earlier date. The date of Closing is sometimes hereinafter referred to as the “Closing Date.” Neither party will need to be present at Closing, it being anticipated that the parties will deliver all Closing documents and deliverables in escrow to the Escrow Agent prior to the date of Closing.

(c)             “Due Diligence Period” shall mean the period beginning upon the Effective Date and extending until 11:59 PM EST on the date that is twenty eight (28) days thereafter or the date on which Seller receives written notice of Buyer’s waiver of the Due Diligence Period. Seller shall deliver to Buyer all of the Due Diligence Materials within five (5) business days after the Effective Date.

(d)            “Earnest Money” shall mean Two Million Two Hundred Thousand and NO/100 Dollars ($2,200,000.00). The Earnest Money shall be delivered to Escrow Agent within three (3) business days after the Effective Date. The Earnest Money shall be deposited by Buyer in escrow with Escrow Agent, to be applied as part payment of the Purchase Price at the time the sale is closed, or disbursed as agreed upon in accordance with the terms of this Agreement. Subject to Section 4(c)(i) below, Seller and Buyer each shall pay one-half of all reasonable escrow fees charged by Escrow Agent.

(e)             “Effective Date” This Agreement shall be signed by both Seller and Buyer. The date that is one (1) business day after the date of execution and delivery of this Agreement by both Seller and Buyer shall be the “Effective Date” of this Agreement.

(f)             “Escrow Agent” shall mean Stewart Title Guaranty, 5935 Carnegie Blvd., Suite 301, Charlotte, NC 28209. Attention:  Regina L. Fiegel, Telephone:  (704-401-2010), Telecopy: (704-401-2039); E-Mail: rfiegel@stewart.com The parties agree that the Escrow Agent shall be responsible for (x) organizing the issuance of the Commitment and Title Policy, (y) preparation of the closing statement, and (z) collection and disbursement of the funds.

(g)            “Leaseback” contemporaneous with Closing, Buyer and BI-LO, LLC (“Tenant”) shall enter into a lease in the form of the Lease Agreement attached hereto as Exhibit “C” (“Lease”) for the Property. A Memorandum of Lease for the Lease shall be recorded in the records of the county recorder wherein the Property is located.

(h)            “Property” shall mean (a) that certain real property located at 15500 West Beaver Street, Jacksonville, Duval County, Florida being more particularly described on Exhibit A, attached hereto and incorporated herein (the “Real Property”) together with all buildings, facilities and other improvements located thereon (collectively, the “Improvements”); (b) all right, title and interest of Seller under the Lease and all security deposits (if any) that Seller is holding pursuant to the Lease; (c) all right, title and interest of Seller in all machinery, furniture, equipment and items of personal property of Seller attached or appurtenant to, located on or used in the ownership, use, operation or maintenance of the Property or the Improvements (collectively, the “Personalty”), but expressly excluding “Tenants Property” as defined in the Lease; (d) all right, title and interest of Seller, if any, to any unpaid award for (1) any taking or condemnation of the Property or any portion thereof, or (2) any damage to the Property or the Improvements by reason of a change of grade of any street or highway; (e) all easements, licenses, rights and appurtenances relating to any of the foregoing; and (f) all right, title and interest of Seller in and to any warranties, tradenames, logos (including any federal or state trademark or tradename registrations), or other identifying name or mark now used in connection with the Real Property and/or the Improvements, but expressly excluding any such property to the extent owned by Tenant (the “Intangible Property”).

(i)              “Purchase Price” shall mean Ninety-nine Million Seven Hundred Sixty-eight Thousand Four Hundred Fourteen and NO/100 Dollars ($99,768,414.00).

(j)              Seller and Buyer’s Notice address

(i)              “Seller’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

Winn-Dixie Properties, LLC

Real Estate Department

5050 Edgewood Court

Jacksonville, Florida 32254

Tel. No.: (___) _______________

Fax No.: (___) ______________

Email: _____________________

And to:

Winn-Dixie Properties, LLC

Legal Department

5050 Edgewood Court

Jacksonville, Florida 32254

Tel. No.: (___) _______________

Fax No.: (___) ______________

Email: _____________________

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And to

Trevor Ives

Hunton & Williams LLP

1445 Ross Avenue

Suite 3700

Dallas, Texas 75202

Tel. No.: (214) 468-3312

Fax: (214)740-7116

Email: tives@hunton.com

(ii)            “Buyer’s Notice Address” shall be as follows, except as same may be changed pursuant to the Notice section herein:

Michael Weil

AR Capital, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Tel. No.: (212) 415-6505

Fax No.: (857) 207-3397

Email: mweil@arlcap.com

And to:

Jesse Galloway

AR Capital, LLC

405 Park Avenue, 15th Floor

New York, NY 10022

Tel. No.: (212) 415-6516

Fax No.: (646) 861-7751

Email: jgalloway@arlcap.com

And Due Diligence Materials (if provided by email) to:

duediligence@arlcap.com

With hard copies and/or cds to:

James A. (Jim) Mezzanotte

AR Capital, LLC

7621 Little Avenue, Suite 200

Charlotte, NC 28226

Tel. No.: (704) 626-4400

Fax No.: (212) 415-6507

Email: jmezzanotte@arlcap.com

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2.               Purchase and Sale of the Property. Subject to the terms of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, the Property for the Purchase Price.

3.               Payment of Purchase Price. The Purchase Price to be paid by Buyer to Seller shall be paid by wire transfer of immediately available funds in the amount of the Purchase Price plus or minus prorations, credits and adjustments as provided in Section 4 and elsewhere in this Agreement to Escrow Agent, at the time of Closing, or as otherwise agreed to between Buyer and Seller.

4.               Proration of Expenses and Payment of Costs and Recording Fees.

(a)             All real estate taxes, rollback taxes, personal property taxes, water and sewer use charges, and any other charges and assessments constituting a lien on the Property (collectively “Taxes and Assessments”) due and payable on or before the Closing Date shall be remitted to the collecting authorities or to the Escrow Agent by Seller prior to or at Closing. There shall be no closing adjustments between the parties for Taxes and Assessments not yet due and payable at Closing as Tenant is responsible for all such Taxes and Assessments due in accordance with the provisions of the Lease.

(b)            Rent shall commence as of the Closing Date.

(c)             Seller shall pay or be charged with the following costs and expenses in connection with this transaction which costs shall be referred to as “Seller’s Closing Costs”:

(i)              100% of the premium for a standard owner’s title policy issued in Florida in the amount of the Purchase Price (the “Owner’s Title Insurance”), including title search costs, but excluding any additional or extended coverage or endorsements requested by Buyer and issued in connection with such policy (Buyer acknowledges that Seller shall only be responsible for paying the underwriter component of the title premium in the amount of $62,373.80 and Seller shall not be responsible for paying any “agent” fees (or similar fees payable to any attorneys serving as agent), and Buyer shall pay any such “agent” fees, if applicable);

(ii)            Transfer taxes and conveyance fees on the sale and transfer of the Property.

(iii)          Broker’s commission payments (for both leasing and sales commissions earned), in accordance with Section 23 of this Agreement;

(iv)          All fees relating to the granting, executing and recording of the Deed for the Property and for any costs incurred in connection with the release of existing debt, including, but not limited to, prepayment penalty fees and recording fees for documents providing for the release of the applicable Property from the existing debt.

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(d)            Buyer shall pay or be charged with the following costs and expenses in connection with this transaction, which costs shall be referred to as “Buyer’s Closing Costs”:

(i)              Owner’s Title Insurance policy premiums for any additional/extended coverage or endorsements requested by Buyer and issued in connection with such policies;

(ii)            all costs and expenses in connection with Buyer’s financing, including appraisal, points, commitment fees and the like and costs for the filing of all documents necessary to complete such financing and related documentary stamp tax and intangibles tax; and

(iii)          Buyer shall pay for the cost of its own survey, Phase 1 environmental study and due diligence investigations.

(e) Each party shall pay its own legal fees incidental to the negotiation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

5.               Title. At Closing, Seller agrees to convey to Buyer fee simple indefeasible title to the Property by special warranty deed, free and clear of all liens, defects of title, conditions, easements, assessments, restrictions, and encumbrances except for Permitted Exceptions (as hereinafter defined).

6.               Examination of Property. Seller and Buyer hereby agree as follows:

(a)             Promptly after the date hereof, Buyer shall order a title commitment (the “Title Commitment”) from Escrow Agent, a survey and a zoning report for the Property. All matters shown in the Title Commitment and survey (“Title Matters”) with respect to which Buyer fails to object prior to the expiration of the Due Diligence Period shall be deemed “Permitted Exceptions”. However, Permitted Exceptions shall not include any mechanic’s lien or any monetary lien, or any deeds of trust, mortgage, or other loan documents secured by the Property, which arose by through or under Seller (collectively, “Liens”). Seller shall be required to cure or remove all Liens (by payment, bond deposit or indemnity acceptable to Escrow Agent). Seller shall have no obligation to cure any Title Matter objected to, except as aforesaid, provided Seller notifies Buyer of any objections which Seller elects not to remove or cure within five (5) days following receipt of Buyer’s objections. In the event that Seller refuses to remove or cure any objections, Buyer shall have the right to terminate this Agreement upon written notice to Seller given within five (5) days after receipt of Seller’s notice, upon which termination the Earnest Money shall be returned to Buyer and neither party shall have any further obligation hereunder, except as otherwise expressly set forth herein. If any matter not revealed in the Title Commitment is discovered by Buyer or by the Escrow Agent and is added to the Title Commitment by the Escrow Agent at or prior to Closing, Buyer shall have until the earlier of (i) ten (10) days after the Buyer’s receipt of the updated, revised Title Commitment showing the new title exception, together with a legible copy of any such new matter, or (ii) the date of Closing, to provide Seller with written notice of its objection to any such new title exception (an “Objection”). If Seller does not remove or cure such Objection prior to the date of Closing, Buyer may terminate this Agreement, in which case the Earnest Money shall be returned to Buyer, and neither party shall have any further obligation hereunder, except as otherwise expressly set forth herein.

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(b)            Within five (5) days following the Effective Date, Seller shall provide to Buyer copies of the following documents and materials pertaining to the Property to the extent within Seller’s possession or reasonably obtainable by Seller or Seller’s counsel: (i) a copy of all surveys and site plans of the Property, including, without limitation, any as-built survey obtained or delivered to tenants of the Property in connection with its construction; (ii) a copy of all architectural plans and specifications and construction drawings and contracts for improvements located on the Property; (iii) a copy of Seller’s title insurance commitments and policies relating to the Property; (iv) a copy of the certificate of occupancy (or local equivalent) and zoning reports for the Property; and of all governmental permits/approvals; (v) a copy of all environmental, engineering and physical condition reports for the Property; (vi) copies of the Property’s real estate tax bills for the current and prior two (2) tax years or, if the Property has been owned by Seller for less than two (2) tax years, for the period of ownership; (vii) all service contracts and insurance policies which affect the Property, if any; (viii) a copy of all warranties relating to the improvements constructed on the Property, including without limitation any roof warranties; and (ix) a written inventory of all items of personal property to be conveyed to Buyer, if any (the “Due Diligence Materials”). Seller shall deliver any other documents relating to the Property reasonably requested by Buyer, to the extent within Seller’s possession or reasonably obtainable by Seller or Seller’s counsel without cost to Seller, within three (3) business days following such request. All such Due Diligence Materials and documents shall be delivered to Buyer without any representation or warranty as to the completeness or accuracy of such materials or any other matter relating thereto, and Buyer shall have no right to rely on any Due Diligence Materials without the written consent of the party preparing same. Additionally, during the term of this Agreement, Buyer, its agents and designees, shall have the right to enter the Property for the purposes of inspecting the Property, conducting soil tests, and making surveys, mechanical and structural engineering studies, inspecting construction, and conducting any other investigations and inspections as Buyer may reasonably require to assess the condition and suitability of the Property; provided, however, that such activities by or on behalf of Buyer on the Property shall not damage the Property nor interfere with construction on the Property or the conduct of business by Seller; and provided further, however, that Buyer shall indemnify and hold Seller harmless from and against any and all claims or damages to the extent resulting from the activities of Buyer on the Property, and Buyer shall repair any and all damage caused, in whole or in part, by Buyer and return the Property to its condition prior to such damage, which obligation shall survive Closing or any termination of this Agreement. Buyer must obtain Seller's prior written approval of the scope and method of any environmental testing or investigation (other than a Phase I environmental inspection) and for any inspection which would alter the physical condition of the Property, prior to Buyer's commencement of such inspections, testing or examination. Prior to entry upon the Property, Buyer shall obtain and deliver to Seller a certificate of insurance naming Seller as an additional insured, evidencing liability insurance coverage with combined single limits of not less than $2,000,000 from an acceptable underwriter. Seller shall reasonably cooperate with the efforts of Buyer and the Buyer’s representatives to inspect the Property. Seller has provided Buyer with the name of a contact person(s) for the purpose of arranging site visits. Buyer shall give Seller reasonable written notice (which in any event shall not be less than two (2) business days) before entering the Property. Buyer shall have the unconditional right, for any reason or no reason, to terminate this Agreement by giving written notice thereof to Seller and the Escrow Agent prior to the expiration of the Due Diligence Period, in which event this Agreement shall become null and void, Buyer shall receive a refund of the Earnest Money, and all rights, liabilities and obligations of the parties under this Agreement shall expire, except as otherwise expressly set forth herein.

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(c)             Seller shall use good faith efforts to obtain estoppel certificates with respect to reciprocal easement agreements as may be reasonably requested by Buyer.

7.               Risk of Loss/Condemnation. Upon an occurrence of a casualty, condemnation or taking, Seller shall notify Buyer in writing of same. Until Closing, the risk of loss or damage to the Property, except as otherwise expressly provided herein, shall be borne by Seller. In the event all or any portion of the Property is damaged in any casualty or condemned or taken (or notice of any condemnation or taking is issued) with respect to any casualty, if the cost to repair such casualty would exceed $1,000,000, or (c) with respect to any condemnation, any Improvements or access to the Property or more than ten percent (10%) of the Property is (or will be) condemned or taken, then, Buyer may elect to terminate this Agreement by providing written notice of such termination to Seller within ten (10) business days after Buyer’s receipt of notice of such condemnation, taking or damage, upon which termination the Earnest Money shall be returned to the Buyer and neither party hereto shall have any further rights, obligations or liabilities under this Agreement, except as otherwise expressly set forth herein. With respect to any condemnation or taking (of any notice thereof), if Buyer does not elect to cancel this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller shall assign to Buyer at the Closing the rights of Seller to the awards, if any, for the condemnation or taking, and Buyer shall be entitled to receive and keep all such awards. With respect to a casualty, if Buyer does not elect to terminate this Agreement or does not have the right to terminate this Agreement as aforesaid, there shall be no abatement of the Purchase Price and Seller shall repair such damage or destruction.

8.               Earnest Money Disbursement. The Earnest Money shall be held by Escrow Agent, in trust, and disposed of only in accordance with the terms of this Agreement, including the following:

(a)             If the Closing occurs, Escrow Agent shall deliver the Earnest Money to, or upon the instructions of, Seller and Buyer on the Closing Date to be applied as part payment of the Purchase Price. If for any reason the Closing does not occur, Escrow Agent shall deliver the Earnest Money to Seller or Buyer only upon receipt of a written demand therefor from such party, subject to the following provisions of this clause (a). Subject to the last sentence of this clause (a), if for any reason the Closing does not occur and either party makes a written demand (the “Demand”) upon Escrow Agent for payment of the Earnest Money, Escrow Agent shall give written notice to the other party of the Demand within one business day after receipt of the Demand. If Escrow Agent does not receive a written objection from the other party to the proposed payment within five (5) business days after the giving of such notice by Escrow Agent, Escrow Agent is hereby authorized to make the payment set forth in the Demand. If Escrow Agent does receive such written objection within such period, Escrow Agent shall continue to hold such amount until otherwise directed by written instructions signed by Seller and Buyer or a final judgment of a court. Notwithstanding the foregoing provisions of this clause (a) if Buyer delivers a notice to Escrow Agent and the Seller stating that Buyer has terminated this Agreement on or prior to the expiration of the Due Diligence Period, then Escrow Agent shall immediately return the Earnest Money to Buyer without the necessity of delivering any notice to, or receiving any notice from Seller.

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(b)            The parties acknowledge that Escrow Agent is acting solely as a stakeholder at their request and for their convenience, that Escrow Agent shall not be deemed to be the agent of either of the parties, and that Escrow Agent shall not be liable to either of the parties for any action or omission on its part taken or made in good faith, and not in disregard of this Agreement, but shall be liable for its negligent acts and for any liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred by Seller or Buyer resulting from Escrow Agent’s mistake of law respecting Escrow Agent scope or nature of its duties. Seller and Buyer shall jointly and severally indemnify and hold Escrow Agent harmless from and against all liabilities (including reasonable attorneys’ fees, expenses and disbursements) incurred in connection with the performance of Escrow Agent’s duties hereunder, except with respect to actions or omissions taken or made by Escrow Agent in bad faith, in disregard of this Agreement or involving negligence on the part of Escrow Agent. Escrow Agent has executed this Agreement in the place indicated on the signature page hereof in order to confirm that Escrow Agent shall hold the Earnest Money in escrow and shall disburse the Earnest Money pursuant to the provisions of this Section 8.

9.               Default

(a)             In the event that Buyer defaults in any of its obligations undertaken in this Agreement, and such default is not cured within five (5) days after receiving written notice from Seller of such default, Seller shall be entitled to, as its sole and exclusive remedy to either: (i) if Buyer is willing to proceed to Closing, waive such default and proceed to Closing in accordance with the terms and provisions hereof; or (ii) declare this Agreement to be terminated, and Seller shall be entitled to immediately receive all of the Earnest Money as liquidated damages as and for Seller’s sole remedy. Upon such termination, neither Buyer nor Seller shall have any further rights, obligations or liabilities hereunder, except as otherwise expressly provided herein. Seller and Buyer agree that (a) actual damages due to Buyer’s default hereunder would be difficult and inconvenient to ascertain and that such amount is not a penalty and is fair and reasonable in light of all relevant circumstances, (b) the amount specified as liquidated damages is not disproportionate to the damages that would be suffered and the costs that would be incurred by Seller as a result of having withdrawn the Property from the market, and (c) Buyer desires to limit its liability under this Agreement to the amount of the Earnest Money paid in the event Buyer fails to complete Closing. Seller hereby waives any right to recover the balance of the Purchase Price, or any part thereof, and the right to pursue any other remedy permitted at law or in equity against Buyer. In no event under this Section or otherwise shall Buyer be liable to Seller for any punitive, speculative or consequential damages.

(b)            In the event of a default in the obligations herein taken by Seller with respect to the Property, and such default is not cured within five (5) days of receiving written notice from Buyer of such default, Buyer may, as its sole and exclusive remedy, either: (i) waive any unsatisfied conditions and proceed to Closing in accordance with the terms and provisions hereof; (ii) terminate this Agreement by delivering written notice thereof to Seller no later than Closing, upon which termination the Earnest Money shall be refunded to Buyer, Seller shall pay to Buyer all of the actual out-of-pocket costs and expenses incurred by Buyer in connection with this Agreement, not to exceed $20,000.00 (“Buyer’s Due Diligence Costs”), which return and payment shall operate to terminate this Agreement and release Seller and Buyer from any and all liability hereunder, except those which are specifically stated herein to survive any termination hereof; or (iii) enforce specific performance of Seller’s obligations hereunder. If any Buyer’s Due Diligence Costs are payable pursuant to the preceding sentence, Buyer shall provide Seller with a written demand within ten (10) days of any such termination stipulating all of Buyer’s out-of-pocket costs, including invoices evidencing same.

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Notwithstanding the foregoing, in no event shall Seller be liable to Buyer for any punitive, speculative or indirect consequential damages.

10.            Closing. The Closing shall consist of the execution and delivery of documents by Seller and Buyer, as set forth below, and delivery by Buyer to Seller of the Purchase Price in accordance with the terms of this Agreement. Seller shall deliver to Escrow Agent for the benefit of Buyer at Closing the following executed documents:

(a)             A Special Warranty Deed in the form attached hereto as Exhibit B;

(b)            Duplicate originals of the Lease, in the form attached hereto as Exhibit C bearing the original signatures of the landlord and tenant thereunder;

(c)             A Bill of Sale for the personal property, if any, in the form attached hereto as Exhibit D;

(d)            A settlement statement setting forth the Purchase Price, all prorations and other adjustments to be made pursuant to the terms hereof, and the funds required for Closing as contemplated hereunder;

(e)             All transfer tax statements, declarations and filings as may be necessary or appropriate for purposes of recordation of the deed;

(f)             Good standing certificates and corporate resolutions or member or partner consents, as applicable, and such other documents as reasonably requested by Escrow Agent, and resolutions from Tenant, authorizing the execution and delivery of the Lease;

(g)            A certificate pursuant to Section 1445 of the Internal Revenue Code of 1986, as amended, or the regulations issued pursuant thereto, certifying the non-foreign status of Seller;

(h)            An owner’s title affidavit as to mechanics’ liens and possession and other matters in customary form reasonably acceptable to Escrow Agent;

(i)              A certificate of insurance or other evidence reasonably satisfactory to Buyer memorializing and confirming that Tenant is then maintaining policies of insurance of the types and in the amounts required by the Lease, which shall name Buyer and its mortgagee as additional insured parties and/or as loss payees and/or mortgagees, as appropriate, as their respective interests may appear; and

(j)              Such other instruments as are reasonably required by Escrow Agent to close the escrow and consummate the purchase of the Property in accordance with the terms hereof.

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At Closing, Buyer shall instruct Escrow Agent to deliver the Earnest Money to Seller which shall be applied to the Purchase Price, shall deliver the balance of the Purchase Price to Seller and shall execute and deliver execution counterparts of the closing documents referenced in clauses (b) and (e) above. Buyer shall have the right to advance the Closing upon five (5) days prior written notice to Seller; provided that all conditions precedent to both Buyer’s and Seller’s respective obligations to proceed with Closing under this Agreement have been satisfied (or, if there are conditions to a party’s obligation to proceed with Closing that remain unsatisfied, such conditions have been waived by such party). Buyer shall have a one-time right to extend the Closing for up to fifteen (15) business days upon written notice to Seller to be received by Seller on or before three (3) business days prior to the date scheduled for the Closing. If Buyer timely exercises this right to extend, any document that Seller is obligated to provide that is “time sensitive” does not need to be provided again by Seller. The Closing shall be held through the mail by delivery of the closing documents to the Escrow Agent on or prior to the Closing or such other place or manner as the parties hereto may mutually agree.

11.            Representations by Seller. For the purpose of inducing Buyer to enter into this Agreement and to consummate the sale and purchase of the Property in accordance herewith, Seller makes the following representations and warranties to Buyer as of the date hereof and as of the Closing Date:

(a)             Seller is duly organized (or formed), validly existing and in good standing under the laws of its state of organization, and to the extent required by law, the State in which the Property is located. Seller has the power and authority to execute and deliver this Agreement and all closing documents to be executed by Seller, and to perform all of Seller’s obligations hereunder and thereunder. To Seller’s knowledge, neither the execution and delivery of this Agreement and all closing documents to be executed by Seller, nor the performance of the obligations of Seller hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Seller or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Seller is bound;

(b)            Except as my be set forth in the Due Diligence Materials and except as provided below, Seller has not received any written notice of any current or pending litigation, condemnation proceeding or tax appeals affecting Seller or the Property and Seller does not have any knowledge of any pending litigation or tax appeals against Seller or the Property; Seller has not initiated, nor is Seller participating in, any action for a change or modification in the current subdivision, site plan, zoning or other land use permits for the Property. Buyer acknowledges that Seller is currently involved in litigation with the property appraiser of Duval County, FL regarding prior tax assessments of the Property (Case No. 16-2012-CA-007176 and Case No. 16-2012-CA-004053), which information will be provided to Buyer in the Due Diligence Materials;

(c)             Except as provided in the Due Diligence Materials or in the Title Matters, to Seller’s knowledge, Seller has not entered into any contracts, subcontracts or agreements affecting the Property which will be binding upon Buyer after the Closing other than the Lease;

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(d)            Except for violations cured or remedied on or before the date hereof, Seller has not received any written notice from (or delivered any notice to) any governmental authority regarding any violation of any law applicable to the Property and Seller does not have knowledge of any such violations;

(e)             Seller has fee simple title to the Property, and as of the Closing, such title will be free and clear of all liens and encumbrances except for Permitted Exceptions and Seller will be the sole owner of the entire lessor’s interest in the Lease. The Property constitutes one or more separate tax parcels for purposes of ad valorem taxation;

(f)             Except as provided in the Due Diligence Materials or in the Title Matters, there are no occupancy rights, leases or tenancies affecting the Property other than the Lease. Neither this Agreement nor the consummation of the transactions contemplated hereby is subject to any first right of refusal or other purchase right in favor of any other person or entity; and apart from this Agreement, Seller has not entered into any written agreements for the purchase or sale of the Property, or any interest therein which has not been terminated;

(g)            To Seller’s knowledge, except as set forth in the environmental reports previously delivered by Seller to Buyer, no hazardous substances have been generated, stored, released, or disposed of on or about the Property in violation of any law, rule or regulation applicable to the Property which regulates or controls matters relating to the environment or public health or safety (collectively, “Environmental Laws”). Seller has not received any written notice from (nor delivered any notice to) any federal, state, county, municipal or other governmental department, agency or authority concerning any petroleum product or other hazardous substance discharge or seepage. For purposes of this Subsection, “hazardous substances” shall mean any substance or material which is defined or deemed to be hazardous or toxic pursuant to any Environmental Laws. To Seller’s knowledge, there are no underground storage tanks located on the Property; and

(h)            To Seller’s knowledge, Exhibit F attached hereto is a true, correct and complete listing of all warranties in effect for the Property (the “Warranties”).

The representations and warranties of Seller shall survive Closing for a period of one (1) year; provided, however, that any action, suit or proceeding with respect to the truth, accuracy or completeness of such representations and warranties, or the breach of such covenants, in each instance discovered by Buyer after the Closing Date, shall be commenced and served, if at all, on or before the date which is one (1) year after the Closing Date and, if not commenced and served on or before such date, such representations, warranties and covenants shall lapse and thereafter shall be void and of no further force or effect. When used herein, the phrase "to Seller's knowledge" or derivations thereof shall mean the current actual, not constructive or imputed, knowledge (current consciousness) of ____________ (and specifically excludes the knowledge of all other officers, managers, partners, employees, or representatives of Seller), the person whom Seller represents is the most knowledgeable about the Property, without any obligation on Seller's part to make any independent investigation of the matters being represented and warranted, or to make any inquiry of any other persons, or to search or examine any files, records, books, correspondence, or the like. Under no circumstances shall any individual named above have any personal liability under this Agreement or otherwise. Notwithstanding any provision of this Agreement to the contrary, Seller shall not have any liability (and Buyer waives its right to bring any action) with respect to any of the foregoing representations and warranties and the covenants of Seller if, prior to the Closing, Purchaser obtains actual written notice of information from Seller that contradicts any of the foregoing representations and warranties, or renders any of the foregoing representations and warranties untrue or incorrect, or establishes Sellers’ breach of such covenants, and Buyer with said knowledge nevertheless consummates the transaction contemplated by this Agreement. In no event shall any Seller be liable to Buyer for indirect, special, consequential (including lost profits) or punitive damages arising out of or in connection with this Agreement. If any of Seller’s representations and warranties shall not be true and correct in all material respects at any time on or before the Closing whether true and correct as of the date of this Agreement or whether any change in facts or circumstances has made the applicable representation and warranty no longer true and correct and regardless as to whether Buyer becomes actually aware of such fact through Seller’s notification or otherwise, then, to the extent Buyer obtains actual knowledge of such breach from Seller, Buyer may, at Buyer’s option, exercised by written notice to Seller (and as its sole and exclusive remedy), either (i) proceed with this transaction, accepting the applicable representation and warranty as being modified by such subsequent matters or knowledge and waiving any right relating thereto, if any, or (ii) terminate this Agreement and declare this Agreement of no further force and effect and in which event the Earnest Money shall promptly be returned to Buyer and Seller shall have no further liability hereunder by reason thereof.

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12.            Representations by Buyer. Buyer represents and warrants to, and covenants with, Seller as follows:

(a)             Buyer is duly formed, validly existing and in good standing under the laws of Delaware, is authorized to consummate the transaction set forth herein and fulfill all of its obligations hereunder and under all closing documents to be executed by Buyer, and has all necessary power to execute and deliver this Agreement and all closing documents to be executed by Buyer, and to perform all of Buyer’s obligations hereunder and thereunder. This Agreement and all closing documents to be executed by Buyer have been duly authorized by all requisite corporate or other required action on the part of Buyer and are the valid and legally binding obligation of Buyer, enforceable in accordance with their respective terms. Neither the execution and delivery of this Agreement and all closing documents to be executed by Buyer, nor the performance of the obligations of Buyer hereunder or thereunder will result in the violation of any law or any provision of the organizational documents of Buyer or will conflict with any order or decree of any court or governmental instrumentality of any nature by which Buyer is bound.

The representations and warranties of Buyer shall survive Closing for a period of one (1) year.

13.            Conditions Precedent to Buyer’s Obligations. Buyer’s obligation to pay the Purchase Price, and to accept title to the Property, shall be subject to compliance by Seller with the following conditions precedent on and as of the date of Closing:

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(a)             Seller shall deliver to Buyer on or before the Closing the items set forth in Section 10 above;

(b)            Buyer shall receive from the Title Company, the Owner’s Title Insurance or irrevocable and unconditional binder to issue the same, dated, or updated to, the date of the Closing, insuring, or committing to insure, at its ordinary premium rates Buyer’s good and indefeasible title in fee simple title to the Real Property and otherwise in such form and with such endorsements as provided in the title commitment approved by Buyer pursuant to Section 6 hereof and subject only to the Permitted Exceptions (the “Title Policy”);

(c)             Tenant shall be in possession of the premises demised under the Lease, paying full and unabated rent under the Lease as of the Closing Date;

(d)            The representations and warranties of Seller contained in this Agreement shall have been true in all material respects when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller prior to or at the Closing; and

(e)             Seller shall have delivered to Buyer a written waiver by any party of any right of first refusal, right of first offer or other purchase option that any such party has to purchase the Property from Seller.

In the event that the foregoing conditions precedent have not been satisfied as of Closing, Buyer shall have the rights and remedies set forth in Section 9(b) of this Agreement.

14.            Conditions Precedent to Seller’s Obligations. Seller’s obligation to deliver title to the Property shall be subject to compliance by Buyer with the following conditions precedent on and as of the date of Closing:

(a)             Buyer shall deliver to Escrow Agent on the Closing Date the Purchase Price, subject to adjustment of such amount pursuant to Section 3 hereof; and

(b)            The representations and warranties of Buyer contained in this Agreement shall have been true when made and shall be true in all material respects at and as of the date of Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or at the Closing.

15.            Notices. Unless otherwise provided herein, all notices and other communications which may be or are required to be given or made by any party to the other in connection herewith shall be in writing and shall be deemed to have been properly given and received on the date: (i) delivered by facsimile transmission or by electronic mail (so long as receipt is acknowledged by the recipient) (e.g. email),, (ii) delivered in person, (iii) deposited in the United States mail, registered or certified, return receipt requested, or (iv) deposited with a nationally recognized overnight courier, to the addresses set out in Section 1, or at such other addresses as specified by written notice delivered in accordance herewith. Notwithstanding the foregoing, Seller and Buyer agree that notice may be given on behalf of each party by the counsel for each party and notice by such counsel in accordance with this Section 15 shall constitute notice under this Agreement.

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16.            Seller Covenants. Seller agrees that it: (a) shall, subject to Section 7 hereof and subject to normal and reasonable wear and tear, maintain the Property in the same (or better) condition as exists on the date hereof; and (b) shall not, without Buyer’s prior written consent, which, after the expiration of the Due Diligence Period may be withheld in Buyer’s sole discretion cause, permit or consent to an alteration of the premises demised thereunder (unless such consent is non-discretionary). Seller shall promptly inform Buyer in writing of any material event adversely affecting the ownership, use, occupancy or maintenance of the Property, whether insured or not.

17.            Performance on Business Days. A "business day" is a day which is not a Saturday, Sunday or legal holiday recognized by the Federal Government. Furthermore, if any date upon which or by which action is required under this Agreement is not a business day, then the date for such action shall be extended to the first day that is after such date and is a business day.

18.            Entire Agreement. This Agreement constitutes the sole and entire agreement among the parties hereto and no modification of this Agreement shall be binding unless in writing and signed by all parties hereto. No prior agreement or understanding pertaining to the subject matter hereof (including, without limitation, any letter of intent executed prior to this Agreement) shall be valid or of any force or effect from and after the date hereof.

19.            Severability. If any provision of this Agreement, or the application thereof to any person or circumstance, shall be invalid or unenforceable, at any time or to any extent, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby. Each provision of this Agreement shall be valid and enforced to the fullest extent permitted by law.

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20.            No Representations or Warranties. BUYER ACKNOWLEDGES AND AGREES THAT EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, IN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE SPECIAL WARRANTY DEED DELIVERED AT CLOSING, SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EITHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, OF, AS TO, CONCERNING OR WITH RESPECT TO (A) THE VALUE, NATURE, QUALITY OR CONDITION OF THE PROPERTY, INCLUDING, WITHOUT LIMITATION, THE WATER, SOIL AND GEOLOGY, (B) THE INCOME TO BE DERIVED FROM THE PROPERTY, (C) THE SUITABILITY OF THE PROPERTY FOR ANY AND ALL ACTIVITIES AND USES WHICH BUYER OR ANY TENANT MAY CONDUCT THEREON, (D) THE COMPLIANCE OF OR BY THE PROPERTY OR ITS OPERATION WITH ANY LAWS, RULES, ORDINANCES OR REGULATIONS OF ANY APPLICABLE GOVERNMENTAL AUTHORITY OR BODY, (E) THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, (F) THE MANNER OR QUALITY OF THE CONSTRUCTION OR MATERIALS, IF ANY, INCORPORATED INTO THE PROPERTY, (G)THE MANNER, QUALITY, STATE OF REPAIR OR LACK OF REPAIR OF THE PROPERTY, (H) COMPLIANCE WITH ANY ENVIRONMENTAL PROTECTION, POLLUTION OR LAND USE LAWS, RULES, REGULATIONS, ORDERS OR REQUIREMENTS, INCLUDING THE EXISTENCE IN OR ON THE PROPERTY OF HAZARDOUS MATERIALS, OR (I) ANY OTHER MATTER WITH RESPECT TO THE PROPERTY. ADDITIONALLY, NO PERSON ACTING ON BEHALF OF SELLER IS AUTHORIZED TO MAKE, AND BY EXECUTION HEREOF BUYER ACKNOWLEDGES THAT NO PERSON HAS MADE, ANY REPRESENTATION, AGREEMENT, STATEMENT, WARRANTY, GUARANTY OR PROMISE REGARDING THE PROPERTY OR THE TRANSACTION CONTEMPLATED HEREIN; AND NO SUCH REPRESENTATION, WARRANTY, AGREEMENT, GUARANTY, STATEMENT OR PROMISE, IF ANY, MADE BY ANY PERSON ACTING ON BEHALF OF SELLER SHALL BE VALID OR BINDING UPON SELLER UNLESS EXPRESSLY SET FORTH HEREIN. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT HAVING BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTY, BUYER IS RELYING SOLELY ON ITS OWN INVESTIGATION OF THE PROPERTY AND NOT ON ANY INFORMATION PROVIDED OR TO BE PROVIDED BY SELLER AND AGREES TO ACCEPT THE PROPERTY AT THE CLOSING AND WAIVE AND RELEASE ALL OBJECTIONS, SUITS, CAUSES OF ACTION, DAMAGES, LIABILITIES, LOSSES, DEMANDS, PROCEEDINGS, EXPENSES AND CLAIMS AGAINST SELLER (INCLUDING, BUT NOT LIMITED TO, ANY RIGHT OR CLAIM OF CONTRIBUTION) ARISING FROM OR RELATED TO THE PROPERTY OR TO ANY HAZARDOUS MATERIALS ON THE PROPERTY. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, IN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED, THAT ANY INFORMATION PROVIDED OR TO BE PROVIDED WITH RESPECT TO THE PROPERTY WAS OBTAINED FROM A VARIETY OF SOURCES AND THAT SELLER HAS NOT MADE ANY INDEPENDENT INVESTIGATION OR VERIFICATION OF SUCH INFORMATION AND MAKES NO REPRESENTATIONS AS TO THE ACCURACY, TRUTHFULNESS OR COMPLETENESS OF SUCH INFORMATION. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENT, REPRESENTATION OR INFORMATION PERTAINING TO THE PROPERTY, OR THE OPERATION THEREOF, FURNISHED BY ANY REAL ESTATE BROKER, CONTRACTOR, AGENT, EMPLOYEE, SERVANT OR OTHER PERSON. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT EXCEPT AS OTHERWISE EXPRESSLY STATED IN THIS AGREEMENT, IN THE SPECIAL WARRANTY OF TITLE AS SET OUT IN THE DEED, THAT TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE SALE OF THE PROPERTY AS PROVIDED FOR HEREIN IS MADE ON AN "AS IS" CONDITION AND BASIS WITH ALL FAULTS. IT IS UNDERSTOOD AND AGREED THAT THE PURCHASE PRICE FOR THE PROPERTY HAS BEEN ADJUSTED BY PRIOR NEGOTIATION TO REFLECT THAT ALL OF THE PROPERTY IS SOLD BY SELLER AND PURCHASED BY BUYER SUBJECT TO THE FOREGOING. BUYER HEREBY AGREES TO INDEMNIFY, PROTECT, DEFEND, SAVE AND HOLD HARMLESS SELLER FROM AND AGAINST ANY AND ALL DEBTS, DUTIES, OBLIGATIONS, LIABILITIES, SUITS, CLAIMS, DEMANDS, CAUSES OF ACTION, DAMAGES, LOSSES, FEES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS' FEES AND EXPENSES AND COURT COSTS) IN ANY WAY RELATING TO, OR IN CONNECTION WITH OR ARISING OUT OF BUYER'S ACQUISITION, OWNERSHIP, LEASING, USE, OPERATION, MAINTENANCE OR MANAGEMENT OF THE PROPERTY. THE PROVISIONS OF THIS SECTION 20 ARE AN IMPORTANT BASIS OF THE BARGAIN INDUCING SELLER TO CONVEY THE PROPERTY. THE PROVISIONS OF THIS SECTION 20 SHALL SURVIVE THE CLOSING OR ANY TERMINATION HEREOF.

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21.            Applicable Law. This Agreement shall be construed under the laws of the State or Commonwealth in which the Property is located, without giving effect to any state's conflict of laws principles.

22.            Tax-Deferred Exchange. Buyer and Seller respectively acknowledge that the purchase and sale of the Property contemplated hereby may be part of a separate exchange (an “Exchange”) being made by each party pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended, and the regulations promulgated with respect thereto. In the event that either party (the “Exchanging Party”) desires to effectuate such an exchange, then the other party (the “Non-Exchanging Party”) agrees to cooperate fully with the Exchanging Party in order that the Exchanging Party may effectuate such an exchange; provided, however, that with respect to such Exchange (a) all additional costs, fees and expenses related thereto shall be the sole responsibility of, and borne by, the Exchanging Party; (b) the Non-Exchanging Party shall incur no additional liability as a result of such exchange; (c) the contemplated exchange shall not delay any of the time periods or other obligations of the Exchanging Party hereby, and without limiting the foregoing, the scheduled date for Closing shall not be delayed or adversely affected by reason of the Exchange; (d) the accomplishment of the Exchange shall not be a condition precedent or condition subsequent to the Exchanging Party's obligations under the Agreement; and (e) the Non-Exchanging Party shall not be required to hold title to any land other than the Property for purposes of the Exchange. The Exchanging Party agrees to defend, indemnify and hold the Non-Exchanging Party harmless from any and all liability, damage or cost, including, without limitation, reasonable attorney's fees that may result from Non-Exchanging Party's cooperation with the Exchange. The Non-Exchanging Party shall not, by reason of the Exchange, (i) have its rights under this Agreement, including, without limitation, any representations, warranties and covenants made by the Exchanging Party in this Agreement (including but not limited to any warranties of title, which, if Seller is the Exchanging Party, shall remain warranties of Seller), or in any of the closing documents (including but not limited to any warranties of title, which, if Seller is the Exchanging Party, shall remain warranties of Seller) contemplated hereby, adversely affected or diminished in any manner, or (ii) be responsible for compliance with or deemed to have warranted to the Exchanging Party that the Exchange complies with Section 1031 of the Code.

23.            Broker’s Commissions. Buyer and Seller each hereby represent that, except for the Broker listed herein, there are no other brokers involved or that have a right to proceeds in this transaction. Seller shall be responsible for payment of commissions to the Broker pursuant to a separate written agreement executed by Seller. Seller and Buyer each hereby agree to indemnify and hold the other harmless from all loss, cost, damage or expense (including reasonable attorneys' fees at both trial and appellate levels) incurred by the other as a result of any claim arising out of the acts of the indemnifying party (or others on its behalf) for a commission, finder's fee or similar compensation made by any broker, finder or any party who claims to have dealt with such party (except that Buyer shall have no obligations hereunder with respect to any claim by Broker). The representations, warranties and indemnity obligations contained in this section shall survive the Closing or the earlier termination of this Agreement.

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24.            Assignment. Except as provided below, Buyer may not assign its rights under this Agreement without Seller’s prior written consent; provided, however, that no such assignment shall relieve Buyer of any of its obligations hereunder until Closing is complete. Buyer is entering into this Agreement for and on behalf of a related special purpose entity titled ARC WDJKVFL001, LLC (“Approved Assignee”) and intends to assign Approved Assignee its rights hereunder prior to Closing. The notice address for the Approved Assignee is 106 York Road, Jenkintown, PA 19046.

25.            Attorneys’ Fees. In any action between Buyer and Seller as a result of failure to perform or a default under this Agreement, the prevailing party shall be entitled to recover from the other party, and the other party shall pay to the prevailing party, the prevailing party’s attorneys’ fees and disbursements and court costs incurred in such action.

26.            Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become a binding agreement when one or more counterparts have been signed by each of the parties and delivered to the other party. Signatures on this Agreement which are transmitted electronically shall be valid for all purposes, however any party shall deliver an original signature on this Agreement to the other party upon request.

27.            Anti-Terrorism. Neither Buyer or Seller, nor any of their affiliates, are in violation of any Anti-Terrorism Law (as hereinafter defined) or engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law. “Anti-Terrorism Laws” shall mean any laws relating to terrorism or money laundering, including: Executive Order No. 13224; the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or may hereafter be, renewed, extended, amended or replaced; the applicable laws comprising or implementing the Bank Secrecy Act; and the applicable laws administered by the United States Treasury Department’s Office of Foreign Asset Control (as any of the foregoing may from time to time be amended, renewed, extended, or replaced).

[SIGNATURES APPEAR ON THE FOLLOWING PAGES]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

BUYER:		SELLER:

AR CAPITAL, LLC, a Delaware limited		WINN-DIXIE PROPERTIES, LLC, a
_________ limited liability company

By:	/s/ Edward M. Weil, Jr.	By:	/s/ Brian P. Carney
Name:	Edward M. Weil, Jr.	Name:	Brian P. Carney
Title:	President	Title:	Executive Vice President
Date:	04/12/2013	Date:	04/17/2013

THE UNDERSIGNED HEREBY ACKNOWLEDGES AND AGREES TO BE BOUND BY THE TERMS OF THIS AGREEMENT RELATING TO ESCROW AGENT AND THE DEPOSIT.

ESCROW AGENT:

STEWART TITLE COMPANY

By:
Name:
Title:
Date:

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Exhibit 10.16

EXHIBITS

Exhibit A	-	Real Property
Exhibit B	-	Form of Special Warranty Deed
Exhibit C	-	Form of Lease
Exhibit D	-	Form of Bill of Sale
Exhibit E	-	Reserved
Exhibit F	-	Warranties

EXHIBIT A

LEGAL DESCRIPTION OF PROPERTY

PARCEL I:

WINN DIXIE BEAVER STREET WAREHOUSE PARCEL

PART OF SECTION 19 LYING SOUTH OF THE CSX RAILROAD (A 178 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), TOGETHER WITH PART OF SECTION 30 LYING NORTH OF INTERSTATE 10, STATE ROAD NO. 8 (A 300 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), ALL LYING IN TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF BEGINNING, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19, THENCE NORTH 00°49'53" EAST ALONG THE WEST LINE OF SAID SECTION 19 TO ITS INTERSECTION WITH SAID SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD, A DISTANCE OF 17.91 FEET TO A SET IRON PIN; THENCE NORTH 83°25'08" EAST LEAVING SAID SECTION LINE AND ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 3653.41 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST LEAVING SAID SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD, A DISTANCE OF 30.00 FEET TO A SET IRON PIN AND A POINT LYING ON A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 70.00 FEE; THENCE SOUTHEASTERLY, ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 50.58 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 75°52'44" EAST AND A CHORD DISTANCE OF 49/49 FEET TO A SET IRON PIN AND THE POINT OF COMPOUND CURVE OF A CURVE, CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 470.00 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 398.58 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 30°52'38" EAST AND A CHORD DISTANCE OF 386.75 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 06°34'56" EAST, A DISTANCE OF 120.02 FEET TO A SET IRON PIN; THENCE SOUTH 00°49'52" WEST, A DISTANCE OF 272.27 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 1238.65 FEET TO A SET IRON PIN; THENCE NORTH 03°01'58" WEST, A DISTANCE OF 200.38 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 25.05 FEET TO A SET IRON PIN; THENCE SOUTH 03°01'58" EAST, A DISTANCE OF 437.85 FEET TO A SET IRON PIN; THENCE SOUTH 05°22'43" EAST, A DISTANCE OF 185.19 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 40/77 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST, A DISTANCE OF 853.40 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE NORTHEASTERLY HAVING A RADIUS OF 28.50 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 44.77 FEET, SAID ARC BEING SUBTENDED BY A CHORD EARING OF SOUTH 51°34'52" EAST AND A CHORD DISTANCE OF 40.30 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE NORTH 83°25'08" EAST, A DISTANCE OF 70.89 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE NORTHWESTERLY HAVING A RADIUS OF 466.50 FEET; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 110.31 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF NORTH 76°38'40" EAST AND A CHORD DISTANCE OF 110.06 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE NORTH 69°52'13" EAST, A DISTANCE OF 432.89 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 97.00 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 152.37 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 65°07'47" EAST AND A CHORD DISTANCE OF 137.18 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 20°07'48" EAST ALONG A LINE TO ITS INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF SAID INTERSTATE 10 AND A SET IRON PIN, A DISTANCE OF 211.50 FEET; THENCE SOUTH 69°52'12" WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 3778.52 FEET TO A SET IRON PIN; THENCE NORTH 00°15'02" EAST LEAVING SAID NORTHERLY RIGHT-OF-WAY LINE AND ALONG THE WESTERLY OF SAID SECTION 30, DISTANCE OF 3146.64 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PUMP STATION SITE:

A PART OF SECTION 19, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE NORTH 0°49'53" EAST ALONG THE WEST LINE OF SAID SECTION 19, A DISTANCE OF 17.91 FEET TO A SET IRON PIN ON THE SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD (A 178 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED); THENCE NORTH 83°25'08" EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1042.06 FEET; THENCE SOUTH 06°34'52" EAST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 20.00 FEET TO A SET IRON PIN AND THE POINT OF BEGINNING; THENCE NORTH 83°25'08" EAST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE NORTH 06°34'52" WEST, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING.

PARCEL II:

RAMP PARCEL

A PART OF SECTION 19, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE NORTH 87°11'28" EAST ALONG THE SOUTH LINE OF SAID SECTION 19, A DISTANCE OF 1541.67 FEET; THENCE DEPARTING SAID SECTION LINE, NORTH 01°51'29" EAST, A DISTANCE OF 374.89 FEET TO A FOUND IRON PIN ON THE NORTHERLY RIGHT-OF-WAY LINE OF U.S. 90, STATE ROAD NO. 10, BEAVER STREET (A VARIABLE RIGHT-OF-WAY AS NOW ESTABLISHED) AND THE POINT OF BEGINNING; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY LINE, CONTINUE NORTH 01°51'29" EAST, A DISTANCE OF 560.00 FEET TO A FOUND IRON PIN; THENCE NORTH 52°20'10" EAST, A DISTANCE OF 433.96 FEET TO A FOUND IRON PIN; THENCE SOUTH 87°42'54" EAST, A DISTANCE OF 338.12 FEET TO A FOUND IRON PIN; THENCE SOUTH 45°36'05" EAST, A DISTANCE OF 340.88 FEET TO A FOUND IRON PIN; THENCE SOUTH 09°02'45" EAST, A DISTANCE OF 461.60 FEET TO A FOUND IRON PIN ON SAID NORTHERLY RIGHT-OF-WAY LINE OF U.S. 90; THENCE SOUTH 83°25'37" WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1022,39 FEET TO THE POINT OF BEGINNING.

PARCEL III EASEMENT

EASEMENT RIGHTS AS SET FORTH IN GRANT OF EASEMENT AND AGREEMENT (RAIL CROSSING BRIDGE) RECORDED NOVEMBER 25, 1998 IN OFFICIAL RECORDS BOOK 9141, PAGE 2440, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL IV EASEMENT

EASEMENT RIGHTS AS SET FORTH IN EASEMENT AGREEMENT (BEAVER STREET CROSSING BRIDGE) RECORDED JULY 9, 1999 IN OFFICIAL RECORDS BOOK 9347, PAGE 119, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL V:

PART OF SECTION 30, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 30; THENCE NORTH 88°19’21” EAST ALONG THE SOUTHERLY LINE OF SAID SECTION 30, A DISTANCE OF 1000.60 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00°15’22” EAST LEAVING SAID SOUTH LINE AND ALONG A LINE TO ITS INTERSECTION WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 10, STATE ROAD NO. 8 (A 300 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), A DISTANCE OF 2018.27 FEET; THENCE NORTH 69°52’12” EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 3216.64 FEET; THENCE SOUTH 00°49’52” WEST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1825.51 FEET; THENCE NORTH 88°59’34” EAST ALONG A LINE TO ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 30, A DISTANCE OF 1323.87 FEET; THENCE SOUTH 00°54’43” WEST ALONG SAID SECTION LINE, A DISTANCE OF 1232.31 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE SOUTH 88°59’34” WEST ALONG AFORESAID SOUTHERLY LINE OF SECTION 30, A DISTANCE OF 1322.13 FEET TO AN ANGLE POINT IN SAID SECTION LINE; THENCE SOUTH 89°10’21” WEST CONTINUING ALONG SAID SECTION LINE, A DISTANCE OF 1320.76 FEET TO AN ANGLE POINT IN SAID SECTION LINE; THENCE SOUTH 88°19’21” WEST CONTINUING ALONG SAID SECTION LINE, A DISTANCE OF 1664.92 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH AN EASEMENT FOR PURPOSES OF INGRESS AND EGRESS ONLY, OVER AND ACROSS THE FOLLOWING DESCRIBED LAND, TO-WIT;

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THE SOUTH 40 FEET OF THE WEST 1000.60 FEET OF SECTION 30, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA.

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EXHIBIT B

FORM OF SPECIAL WARRANTY DEED
[Subject to Local Counsel Review]

This document prepared by:
(and return to :)

___________________________
___________________________
___________________________
___________________________

Tax Parcel No. ______________________________

SPECIAL WARRANTY DEED

THIS INDENTURE, made on the _____ day of ______________, 2013, by and between ___________________________________, a ___________________________ ("Grantor"), and ________________________________________, a ______________, whose address is ________________________________ ("Grantee")

W I T N E S S E T H:

THAT Grantor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, does by these presents, sell and convey unto the said Grantee, its successors and assigns, the lots, tracts or parcels of land lying, being and situated in the County of ____________, State of _____________, and more fully described on Exhibit "A" attached hereto and incorporated herein by reference, together with all buildings, facilities and other improvements, located thereon.

TO HAVE AND TO HOLD the premises aforesaid with all and singular, the rights, easements, privileges, appurtenances and immunities thereto belonging or in any wise appertaining unto the said Grantee and unto Grantee's successors and assigns forever, the said Grantor hereby covenanting that Grantor will warrant and defend the title to said premises unto the said Grantee and unto Grantee's successors and assigns, against the lawful claims of all persons claiming under or through Grantor, but not otherwise.

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IN WITNESS WHEREOF, Grantor has executed this Special Warranty Deed the day and year first above written.

GRANTOR:

By:
Name:
Its:

[ACKNOWLEDGMENT]

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EXHIBIT C

FORM OF LEASE

LEASE AGREEMENT

By and Between

________________________________, as Landlord

And

BI-LO, LLC, as Tenant

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LEASE AGREEMENT

Name of Tenant: BI-LO, LLC

Property Location: Baldwin Distribution Center, 15500 West Beaver Street, Jacksonville, Duval County, Florida

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ARTICLE 8	Maintenance and Repair	10
8.1.	Maintenance and Repair of Premises	10
8.2.	Repairs to the Premises	10
ARTICLE 9	Inspections; Self Help	11
9.1.	Inspections	11
9.2.	Landlord’s Right to Self Help	11
ARTICLE 10	Utilities/Meters; Trash; Interruption of Service	12
10.1.	Utilities/Meters	12
10.2.	Interruption of Service	12
ARTICLE 11	Tenant’s Insurance; Landlord’s Insurance; Mutual Release and Waiver of Subrogation	12
11.1.	Tenant’s Insurance	12
11.2.	Policies of Insurance	13
11.3.	Mutual Release and Waiver of Subrogation	13
ARTICLE 12	Non-Liability of Landlord; Tenant Indemnification; Landlord Indemnification; Third Party Claims; Tenant’s Risk	14
12.1.	Non-Liability of Landlord	14
12.2.	Tenant Indemnification	14
12.3.	Landlord Indemnification	15
12.4.	Tenant’s Risk	15
ARTICLE 13	Assignment and Subletting	15
13.1.	Assignment and Subletting	15
13.2.	Leasehold Mortgage	17
13.3.	Release	17
ARTICLE 14	Landlord Transfer	17
14.1.	Landlord Transfer	17
ARTICLE 15	Permitted Use; Encumbrances; Future Restrictions; Legal Requirements;	18
15.1.	Permitted Use	18
15.2.	Encumbrances; Future Restrictions	18
15.3.	Legal Requirements	18
ARTICLE 16	Tenant’s Property; Leasehold Improvements	18
16.1.	Tenant’s Property	18
16.2.	Leasehold Improvements Remain	19

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ARTICLE 17	Eminent Domain	19
17.1.	Definition/General	19
17.2.	Restoration	19
17.3.	Award	20
ARTICLE 18	Default	20
18.1.	Default Definition	20
18.2.	Remedies	21
18.3.	Additional Provisions	21
18.4.	Tenant Self-Help	22
ARTICLE 19	Subordination; Estoppels	22
19.1.	Subordination	22
19.2.	Non-Disturbance Agreement from Present Encumbrance Holder	22
19.3.	Subordination, Non-Disturbance and Attornment Agreement from Future Encumbrance Holder	23
19.4.	Estoppel	23
ARTICLE 20	Notices	23
20.1.	Notices	23
ARTICLE 21	Surrender of Premises	24
21.1.	Surrender of Premises	24
ARTICLE 22	Holding Over	24
22.1.	Holding Over	24
ARTICLE 23	Casualty	25
23.1.	Removal of Debris	25
23.2.	Restoration/Removal	25
23.3.	Insurance Proceeds	25
23.4.	Tenant’s Right to Terminate and Not to Rebuild	25
23.5.	Notice	26
ARTICLE 24	Waiver	26
24.1.	Waiver	26
ARTICLE 25	Announcements	26
25.1.	Confidentiality	26
ARTICLE 26	Quiet Possession	26

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26.1.	Quiet Possession	26
ARTICLE 27	Broker’s Commission	26
27.1.	Broker’s Commission	26
ARTICLE 28	Asbestos and Other Hazardous Materials	27
28.1.	Definition	27
28.2.	Exposure	27
28.3.	Tenant Requirements	27
28.4.	Tenant Indemnification	28
28.5.	Landlord Indemnification	28
ARTICLE 29	Miscellaneous	28
29.1.	Landlord Access to Show Premises	28
29.2.	Relationship	28
29.3.	Submission	28
29.4.	Headings	28
29.5.	Independent Covenants	28
29.6.	Time of Essence & Binding Nature	28
29.7.	Memorandum of Lease	29
29.8.	Trial Waiver	29
29.9.	Governing Law	29
29.10.	Attorneys’ Fees	29
29.11.	Force Majeure	29
29.12.	Liability; Authority	29
29.13.	Limitation of Liability	30
29.14.	Legal Representation of the Parties	30
29.15.	Agreement; Amendment	30
29.16.	Subsequent Commencement	30
29.17.	Incorporation of Exhibits	30
29.18.	Easement Agreements and Operating Agreements	30
29.19.	Not a Security Agreement	31
ARTICLE 30	Right of Offer	31
30.1.	Right of Offer	31
30.2.	Miscellaneous	32
30.3.	Purchase Procedure	32

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LIST OF EXHIBITS

EXHIBIT A	Premises Legal Description
EXHIBIT A-1	Site Plan
EXHIBIT B	Tenant’s Property
EXHIBIT C	Estoppel Certificate
EXHIBIT D	Form of Subordination, Non-Disturbance and Attornment Agreement
EXHIBIT E	Memorandum of Lease

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LEASE AGREEMENT

This Lease Agreement (“Lease”) is made and entered to be effective as of __________________, 2013 (the “Effective Date”).

The following Summary of Terms is incorporated into and forms a part of the Lease:

SUMMARY OF TERMS

LANDLORD NAME:	__________________________________
a __________________________

TENANT NAME:	BI-LO, LLC
a Delaware limited liability company

TENANT ADDRESS:	5050 Edgewood Court
Jacksonville, Florida 32254
Attn: Real Estate Department

WITH A COPY TO:	5050 Edgewood Court
Jacksonville, Florida 32254
Attn: Legal Department

TRADE NAME:	Winn-Dixie, Winn-Dixie Stores, Winn-Dixie Supermarkets or such other name as used from time to time by Tenant or a Permitted Transferee.

ITEM 1.	TENANT’S PARCEL: The real property leased to Tenant by Landlord pursuant to this Lease and containing approximately [260] acres of land area, more or less (“Tenant’s Parcel”), with an address of 15500 West Beaver Street, Jacksonville, Duval County, Florida, and being more particularly described on Exhibit A attached hereto and made a part hereof for all purposes.

ITEM 2.	TENANT’S BUILDING: The building (“Tenant’s Building”) containing approximately 1,214,572 square feet.

ITEM 3.	PREMISES: Tenant’s Parcel and all improvements thereon, including, without limitation, Tenant’s Building, the “Loop Road” and “Bridge” (as shown on the Site Plan shown on Exhibit A-1 attached hereto and made a part hereof for all purposes) together with all rights and easement appertaining thereto, are sometimes herein collectively referred to as the “Premises”. Additionally, as part of the Premises, Landlord hereby grants to Tenant, its agents, employees, and invitees the non-exclusive right and easement to use all roadways, accessways, driveways, sidewalks, promenades and all other pedestrian and vehicular travel areas now or in the future which are a part of the Premises for ingress and egress of vehicular and pedestrian traffic.

ITEM 4.	PERMITTED USE: Subject to the other provisions of this Lease, Tenant may use the Premises for any lawful use (the “Permitted Use”).

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ITEM 5.	INITIAL TERM: Twenty (20) “Lease Years” (as defined herein) (the “Initial Term”).

OPTION TERM(S): Four (4) Option Terms of five (5) Lease Years each (each, an “Option Term”).

The Initial Term of this Lease, and any Option Term(s) that have been exercised by Tenant, are sometimes herein referred to as the “Term”.

ITEM 6.	COMMENCEMENT DATE: Subject to the provisions of this Lease, the Initial Term of this Lease and Tenant’s obligation to pay “Rent” (as defined herein) shall commence on the date hereof (the “Commencement Date”).

ITEM 7.	MINIMUM RENT: The Minimum Rent payable by Tenant pursuant to this Lease shall be as follows:

(a)	From the Commencement Date through and including the last day of the fifth (5th) Lease Year, an amount per annum equal to $6,983,789.00, payable in equal monthly installments of $581,982.41.

(b)	Effective as of the first day of the sixth (6th) Lease Year through and including the last day of the 10th Lease Year, the annual Minimum Rent shall be increased to $7,682,167.90, payable in equal monthly installments of $640,180.66.

(c)	Effective as of the first day of the eleventh (11th) Lease Year through and including the last day of the fifteenth (15th) Lease Year, the annual Minimum Rent shall be increased to $8,450,384.69, payable in equal monthly installments of $704,198.72.

(d)	Effective as of the first day of the sixteenth (16th) Lease Year through and including the last day of the Initial Term, the annual Minimum Rent shall be increased to $9,295,423.16, payable in equal monthly installments of $774,618.60.

(e)	If Tenant exercises the First Option Term, then effective as of the first day of the 21st Lease Year, the annual Minimum Rent shall be increased to $10,224,965.47, payable in equal monthly installments of $852,080.46.

(f)	If Tenant exercises the Second Option Term, then effective as of the first day of the 26th Lease Year, the annual Minimum Rent shall be increased to $11,247,462.02, payable in equal monthly installments of $937,288.50.

(g)	If Tenant exercises the Third Option Term, then effective as of the first day of the 31st Lease Year, the annual Minimum Rent shall be increased to $12,372,208.22, payable in equal monthly installments of $1,031,017.35.

(h)	If Tenant exercises the Fourth Option Term, then effective as of the first day of the 36th Lease Year, the annual Minimum Rent shall be increased to $13,609,429.05, payable in equal monthly installments of $1,134,119.09.

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ITEM 8.	TENANT’S CONTACT PERSON:

Name:	BI-LO, LLC

Address:	5050 Edgewood Court
Jacksonville, Florida 32254
Attn: Real Estate Department or Legal Department

Telephone #:	(904) 783-5000

ITEM 9.	CITY: The City of Jacksonville (the “City”).

ITEM 10.	STATE: The State of Florida (the “State”).

ARTICLE 1
Lease of Premises

1.1.          Lease of Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises for the Initial Term. Tenant may from time to time own or hold under lease or license from Persons other than Landlord furniture, equipment and personal property located on or about the Premises, which shall not be subject to this Lease. Landlord shall from time to time, upon the reasonable request of Tenant, promptly acknowledge in writing to Tenant or other Persons that Landlord does not own or have any other right or interest in or to such furniture, equipment and personal property and Landlord hereby waives any such right, title or interest.

ARTICLE 2
Lease Year; Option Terms

2.1.          Lease Year. For purposes of this Lease, the term “Lease Year” shall mean a period of 12 full, consecutive calendar months. The first Lease Year shall commence on the Commencement Date and end on the last day of the twelfth full calendar month following the Commencement Date. If the Commencement Date occurs on a date other than the first day of the month, then the first Lease Year shall include the partial month between the Commencement Date and the last day of the month during which the Commencement Date occurs, and the Minimum Rent and other charges payable during such partial month shall be proportionately prorated based on the number of days in such month. Any Lease Year which is for any reason shorter than a full 12-month calendar year is sometimes herein referred to as a “partial” Lease Year. For purposes of calculating and paying the Minimum Rent and all recurring “Additional Rent” (as defined herein) payable under this Lease during any partial Lease Year, such charges shall be proportionately prorated based on the number of days in such partial Lease Year.

2.2.          Option Terms. So long as this Lease is then in full force and effect and no Event of Default (as defined herein) exists beyond the expiration of any applicable notice, grace and/or cure period on the date that the applicable Option Term would otherwise commence, Tenant may exercise its option to extend this Lease for up to four (4) periods of five (5) years each (with each such period being an “Option Term”) by giving Landlord notice of its intent to exercise the applicable option not less than sixty (60) days prior to the expiration of the Term, or the then current Option Term, as the case may be. If an option is duly exercised, the applicable Option Term shall be upon the same terms and conditions set forth in this Lease, except that Minimum Rent shall be payable in the amounts set forth for the applicable Option Term at ITEM 7 of the Summary of Terms.

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ARTICLE 3
Rent; Payment of Rent; Net lease

3.1.          Rent. The term “Rent” shall mean all amounts required to be paid by Tenant to Landlord under this Lease and, except as specifically provided in this lease, Tenant’s obligation to pay Rent shall be independent of any obligations required to be performed by Landlord pursuant to this Lease. Tenant shall pay Landlord the following amounts as Rent:

3.1.1.     Minimum Rent. Commencing as of the Commencement Date, subject to any abatement right specifically provided in this Lease, and continuing throughout the Term, Tenant shall pay Minimum Rent to Landlord in equal monthly installments (as set forth in ITEM 9 of the Summary of Terms), in advance, on the first day of each month, without prior notice or demand, setoff or deduction except as specifically provided in this Lease. Minimum Rent shall be prorated for any partial calendar month. If the Commencement Date is a date other than the first day of a calendar month: (a) Minimum Rent for the month containing the Commencement Date shall be prorated based upon the ratio that the number of days in the Term within such month bears to the total number of days in such month; and (b) the initial monthly rental period shall include the month in which the Commencement Date occurs and the following full calendar month;

3.1.2.     Additional Rent. The term “Additional Rent” means all amounts required to be paid by Tenant to Landlord hereunder, other than Minimum Rent, whether or not such amount is specifically designated Additional Rent.

3.2.          Payment of Rent. Tenant shall pay all sums required to be paid to Landlord, without prior notice, demand, setoff or deduction, except as specifically provided in this Lease, at the office of Landlord at __________________________________, or at such other place or places as Landlord may designate from time to time.

3.3.          Net Lease. It is the intention of the parties hereto that this Lease is and shall be treated as a triple net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate (except as expressly provided herein) nor shall Tenant be entitled to any abatement, suspension, deferment, reduction (except as expressly provided herein), setoff, counterclaim, or defense with respect to Rent, nor shall the obligations of Tenant hereunder be affected by reason of: any damage to or destruction of the Premises or any part thereof (except as expressly provided herein); any Taking of the Premises or any part thereof or interest therein by condemnation or otherwise (except as expressly provided herein); any prohibition, limitation, restriction or prevention of Tenant’s use, occupancy or enjoyment of the Premises or any part thereof, or any interference with such use, occupancy or enjoyment by any person or for any other reason unless arising or resulting from the negligence, willful misconduct or intentional acts or omissions of Landlord or its agents, employees, or contractors; any title defect or encumbrance or any matter affecting title to the Premises or any part thereof unless arising or resulting from Landlord’s recordation of any covenant, condition, restriction, easement or other encumbrance against the Premises after the date hereof to the extent any such covenant, condition, restriction, easement or other encumbrance diminishes any of the rights of Tenant hereunder, increases the obligations of Tenant hereunder or reduces the obligations of Landlord hereunder (and, in the event of any inconsistency between this Lease and any subsequently recorded covenant, condition, restriction, easement or other encumbrance, the provisions of this Lease shall govern and control); any default by Landlord hereunder; any proceeding relating to Landlord; any action of governmental authority; any breach of warranty or misrepresentation; any defect in the condition, quality or fitness for use of the Premises or any part thereof; or any other cause whether similar or dissimilar to the foregoing and whether or not Tenant shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of Tenant hereunder shall be separate and independent covenants and agreements and shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

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ARTICLE 4
Taxes; Summary

4.1.          Taxes. Tenant covenants and agrees to pay all Real Estate Taxes applicable to The Premises to Landlord, who shall remit payment of such Real Estate Taxes to the applicable taxing authority prior to the due date thereof (provided, however, if such Real Estate Taxes are payable in installments, Landlord shall be permitted to pay such Real Estate Taxes in the maximum number of installments allowed). Landlord shall promptly provide a copy of any tax bills and/or invoices to Tenant, and Landlord covenants and agrees to promptly pay the Real Estate Taxes prior to delinquency after receipt from Tenant of Tenant’s share of the Real Estate Taxes. The term “Real Estate Taxes” includes the following with respect to Tenant’s Parcel: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment (whether general or special; PROVIDED, HOWEVER, notwithstanding the foregoing, Real Estate Taxes shall not include any special assessments requested by Landlord following the Effective Date), penalty or tax imposed by any taxing or judicial authority against the Premises or any on or off-site retention and drainage facilities serving the Premises, with the exception that Tenant shall reimburse Landlord for all payments made by Landlord pursuant to any reciprocal easement agreement or operating agreement or similar document that is of record as of the effective date of this Lease and benefits the Premises; (ii) any tax on Landlord’s right to receive, or the receipt of, rent or income from the Premises or against Landlord’s business of leasing the Premises; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Premises by any governmental agency; (iv) any charge or fee replacing any tax previously included within the definition of Real Estate Taxes; and (v) costs, including reasonable attorneys’, appraisers’ and consultants’ fees, incurred in contesting any Real Estate Taxes. The term Real Estate Taxes does not include any income, gross income, franchise, personal property, devolution, estate and inheritance or gift taxes. Tenant, at its expense, shall have the right to contest by appropriate legal proceedings conducted in good faith and with due diligence, the amount, validity or application, in whole or in part, of any Real Estate Taxes related to the Premises, provided that Tenant shall give Landlord prior written notice of such contest (hereinafter referred to as a “Permitted Contest”). Tenant agrees that it shall pay, and save Landlord harmless from and against, any and all losses, judgments, decrees and costs (including all attorneys’ fees and expenses) in connection with any Permitted Contest and that, promptly after the final determination of every Permitted Contest, Tenant shall fully pay and discharge the amounts which shall be levied, assessed, charged or imposed or be determined to be payable therein, together with all penalties, fines, interests, costs and expenses resulting therefrom. Landlord agrees to cooperate with Tenant (including but not limited to executing all forms reasonably requested by Tenant or any tax consultant retained by Tenant) in connection with any Permitted Contest. Tenant shall be entitled to receive any refund resulting from a Permitted Contest, even if the refund is received after the expiration of the Term, which right to receive such refund shall survive the expiration or termination of this Lease. Tenant shall only be obligated to pay Real Estate Taxes with respect to Real Estate Taxes that become due and owing during for the Term, including any renewal options thereof, which means that Tenant shall not be required to pay Real Estate Taxes that accrue during the last Lease Year that became due and owing following the expiration of the last Lease Year in the Term.

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4.2.          Summary. Upon receipt of the statements for Real Estate Taxes for the Premises for each year, Landlord shall compute the share thereof due from Tenant (which is agreed to be 100%), [ Note this section is in conflict with Section 4.1]The obligations of Landlord and Tenant under this Section shall survive the expiration of this Lease.

4.3.          Direct Payments; Abatement. Notwithstanding anything herein to the contrary, Tenant may elect to pay Real Estate Taxes for Premises directly to the applicable taxing authorities prior to such amounts becoming delinquent. In addition. Tenant shall have the right to pay Real Estate Taxes for Premises directly to the applicable taxing authorities at any time throughout the Lease Term if Landlord fails to pay such Real Estate Taxes prior to delinquency, and Tenant shall be entitled to offset against the next due installments of Minimum Rent hereunder one hundred percent (100%) of any such amounts paid by Tenant, including penalties and interest, and costs and expenses incurred by Tenant in connection with such payments (including attorneys’ fees and fees for consultants), plus interest on such amounts from the date paid until the date offset at the Interest Rate.

ARTICLE 5
Liens

5.1.          Liens. In no event shall any material or equipment incorporated in or affixed to the Premises by or on behalf of Tenant be subject to any notice of lien, lien, encumbrance or security interest; PROVIDED, HOWEVER, notwithstanding anything contained in this Lease to the contrary, the foregoing shall not preclude Tenant from granting a leasehold mortgage pursuant to the requirements set forth in Section 13.5. Notice is hereby given that the interest of Landlord in the Premises shall not be subject to any liens for improvements made by Tenant or anybody claiming through Tenant. All persons who furnish work, service or materials for improvements to the Premises at the request of Tenant or any person claiming under, by or through Tenant, must look to the interest of Tenant and not to that of Landlord, as provided in Florida Statutes §713.10. In accordance with applicable laws of the State of Florida, Landlord may file in the public records of Duval County, Florida, a public notice containing a true and correct excerpt of this provision, and Tenant hereby agrees to inform all contractors and material suppliers performing work in or for or supplying materials for improvements to the Premises of the existence of this notice. Tenant shall not permit any notice of lien or lien to be filed against the Premises for labor, services or materials for improvements claimed to have been performed for or furnished to Tenant, its contractors and subcontractors. If such a notice of lien or lien is filed, Tenant shall discharge the notice of lien or lien by paying or “bonding over” such lien within thirty (30) days after receipt of written notice thereof (the “Lien Cure Period”). If Tenant fails to discharge such notice of lien or lien prior to the expiration of the Lien Cure Period, then Landlord may (but shall not be obligated to) “bond over” such lien without inquiring into the validity thereof and without liability to Landlord, and offset any reasonable costs so incurred against any amount owed Tenant, and Tenant shall, upon demand and as Additional Rent, reimburse Landlord for the amount so paid (minus any offsets) together with all reasonable attorneys’ fees incurred by Landlord. Nothing in this Lease shall be construed as a consent or request by Landlord, express or implied, to any contractor, subcontractor, laborer or materialman for the performance of any labor at or the furnishing of any materials for improvements to the Premises by or on behalf of Tenant.

5.2.          Landlord Waiver. To the extent Landlord may have a lien on or security interest in the trade fixtures, equipment, inventory or other personal property of Tenant, pursuant to this Lease, by law or otherwise, Landlord hereby waives and agrees not to assert such lien or security interest. Upon the request of Tenant, Landlord agrees to provide Tenant, within ten (10) days of such request, a written waiver in form reasonably satisfactory to Tenant and any lender of Tenant evidencing Landlord's waiver of any rights it has or may have in Tenant's trade fixtures, equipment, leasehold improvements, and other property. If Landlord fails to execute such waiver of rights, any lender of Tenant may enforce the provisions of this Section 5.2 as a third party beneficiary hereof.

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ARTICLE 6
NO REPRESENTATIONS BY LANDLORD

6.1.          No Representations by Landlord. Tenant agrees that Landlord has made no representations or warranties regarding the condition of the Premises, except as expressly set forth in this Lease.

(a)             Tenant’s Right to Enforce Warranties Subject to Section 6.2(b) below, Landlord hereby assigns and sets over to, and Tenant hereby accepts the assignment of all of Landlord’s right, title and interest, and estate in, to and under, any and all warranties and other claims against dealers, manufacturers, vendors, contractors and subcontractors relating to the construction, use and maintenance of the Premises or any portion thereof now existing or hereafter acquired (excluding from such assignment any such warranties and claims which by their terms are not assignable by Landlord without loss of some or all of the benefits of such warranties or claims); provided, however, that Landlord shall have no obligations under, or liabilities with respect to, any such warranties and claims.

(b)             Unless an Event of Default shall have occurred and be continuing, Landlord authorizes Tenant (directly or through agents) at Tenant’s expense to, and Tenant may, assert for Landlord’s account, during the Term, all of Landlord’s rights (if any) under any applicable warranty and any other claim that Tenant or Landlord may have against any dealer, vendor, manufacturer, contractor or subcontractor with respect to the Premises or any portion thereof. Any amount recovered by Landlord during an Event of Default shall be applied to Tenant’s obligations.

(c)             Unless an Event of Default shall have occurred and be continuing, Landlord agrees to cooperate with Tenant and take all other action necessary as specifically requested by Tenant to enable Tenant to enforce all of Tenant’s rights (if any) under this Section 6.2, such rights of enforcement to be exclusive to Tenant, and Landlord will not, during the Term (except during the continuance of an Event of Default), amend, modify or waive, or take any action under, any applicable warranty and any other claim that Tenant may have under this Section 6.2 without Tenant’s prior written consent. Tenant may, at its expense, assert all of its rights under such warranties and any other claims that the Tenant may have against such vendor, manufacturer, contractor or subcontractor with respect to the Premises or any portion thereof.

ARTICLE 7
Alterations; Signs

7.1.          Interior Non-Structural Alterations. Tenant shall have the right to make interior, non-structural alterations or additions to Tenant’s Building without Landlord’s consent. As used herein, “non-structural alterations” shall mean any alterations which do not affect the load bearing walls or the foundation of Tenant’s Building. Title in any non-structural alteration shall remain vested in Tenant during and at the expiration of the Term and shall be removed by Tenant to the extent required in accordance with the terms of this Lease (unless Tenant has otherwise notified Landlord in writing).

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7.2.          Structural and Exterior Alterations.

(a)             Provided that no Event of Default has occurred and is continuing, at any time and from time to time, Tenant, at its sole cost and expense, may make any Alteration (as defined below) to the Premises; provided that no Alteration shall (i) impair in any material respect the utility, remaining useful life or current or residual fair market value of the Premises, in each case assuming that the Premises is then being operated and maintained in accordance with Article 8 below, and (ii) remove any built-in refrigeration or freezer equipment currently on the Premises (unless to replace it with similar equipment) or reduce the square feet of the Premises. The phrase “Alteration” means structural alterations, improvements, installations, demolitions, modifications, changes and additions to the Premises, but specifically excludes non-structural alterations.

(b)             Every Alteration shall comply with the following terms (which compliance shall be at Tenant’s sole cost and expense): (i) the Alteration shall be made under the supervision of a certified architect or civil engineer who shall be licensed in the appropriate jurisdiction to the extent required for the filing of any plans in connection with such Alteration (which architect may be an employee of Tenant or its Affiliates, (ii) the structural integrity of the Tenant’s Building will not be materially impaired upon completion of such work, (iii) Tenant shall obtain any licenses or permits required, copies of which shall be delivered to Landlord upon written request, and (iv) such Alterations will not encroach upon any adjacent premises unless appropriate easements and consents shall have been obtained. In connection with any Alteration, Tenant shall perform and complete all work in a good and workmanlike manner in compliance with applicable Legal Requirements without the imposition of any Liens or assessments other than Liens permitted by the terms of this Lease. Tenant shall either (i) maintain or cause to be maintained at all times during construction all builder’s risks insurance and comprehensive general liability insurance required under this Lease naming Landlord as an additional insured or (ii) self-insure the risk otherwise insured by the policies required in subsection (i) hereof, which self-insurance shall be subject to, and available only upon satisfaction of, the provisions of Article 11.

7.3.          Title to Alterations. Title in any Alteration shall remain vested in Tenant during the Term; provided, however, upon the expiration of the Term, legal title to Alterations shall without further act vest in Landlord and shall be deemed to constitute a part of the Premises and be subject to this Lease in the following cases:

(a)             such Alteration shall be in replacement of or in substitution for a portion of the Tenant’s Building as of the date hereof; or

(b)             such Alteration cannot be removed from the existing Tenant’s Building without causing material damage to the Premises (other than the Outbuildings, as defined below).

Tenant shall, at Landlord’s request and at Tenant’s sole cost and expense, execute and deliver any deeds or assignments reasonably requested by Landlord to evidence the vesting of title in and to such Alterations in Landlord. If an Alteration is not within any of the categories set forth above, then title to such Alteration shall vest in Tenant and shall be removed by Tenant to the extent required in accordance with the terms of this Lease. All Alterations to which title shall vest in Tenant as aforesaid, and all Tenant’s furniture, equipment and personal property, so long as removal thereof shall not result in the violation of any applicable Legal Requirement or this Lease, may be removed at any time by Tenant, provided that Tenant shall, at its expense, repair any material damage to the Premises caused by the removal of such Alteration and shall restore the Premises to substantially the same condition as existed prior to such Alteration being made. Tenant shall provide "AS-BUILT" plans for any Alterations costing in excess of $1,000,000.00.

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7.4.          Tenant’s Signs. Tenant shall have the right to attach its signs to the exterior of the Premises at any time from and after the date hereof. In addition, from and after the date hereof, Tenant shall have the right to install its signs at any other location on the Premises or any pylon or monument signs on the Premises. Landlord shall cooperate with Tenant in obtaining variances, if necessary, in connection with Tenant’s signage (at Tenant’s cost). All of Tenant’s signs shall comply with all Legal Requirements. Tenant shall be responsible for the costs of designing, manufacturing, installing, illuminating, operating and maintaining its signs. Upon the termination of this Lease, the provisions of Section 16.1 below shall apply. Notwithstanding the foregoing, Tenant’s existing exterior signage has been approved by Landlord.

7.5.          Expansion Area and Other Improvements

Subject to the terms and conditions set forth in this Section 7.6, Landlord agrees that Tenant shall have a right to construct additional improvements and expand Tenant’s Building (such additional area shall be referred to herein as the “Expansion Area”) for the purpose of further enlarging its buildings at a future date (the “Expansion Option”). In order to facilitate the expansion of Tenant’s Building as herein contemplated, Landlord agrees any adjacent building or buildings within the Expansion Area shall be of similar structural quality and in architectural harmony with Tenant’s Building. If Tenant exercises the Expansion Option, Tenant shall have the right to construct a new building addition and related improvements within any open portion of Tenant’s Parcel. Tenant’s construction work shall be completed at Tenant’s sole expense, and in accordance with all applicable laws. All work and materials shall be of the same quality of construction as the then-existing building. During construction, Tenant shall maintain reasonable amounts of builders’ risk insurance and such other insurance as will protect Landlord and Tenant. Upon delivery and completion of the Expansion Area as aforesaid, the building space and any building addition within the Expansion Area shall become a part of the Premises and Tenant’s Building, and otherwise subject to the terms of this Lease; provided, that Tenant shall not be required to pay any Minimum Rent for the Expansion Area during the Initial Term and any Option Terms. Until the expiration or sooner termination of this Lease, title to the additions and related improvements which are erected at the expense of Tenant shall remain solely in Tenant, and Tenant alone shall be entitled to deduct all depreciation on Tenant’s income tax returns and to receive all income tax benefits that may be available by reason of such additions and improvements. Upon the expiration or termination of this Lease, title to the additions and related improvements shall vest in Landlord, without payment of any sum therefor, and Tenant shall not be required to remove the addition or undo any of the expansion work. Upon exercise of the Expansion Option, Landlord and Tenant shall enter into a mutually acceptable amendment to this Lease evidencing the expansion of Tenant’s Building.

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ARTICLE 8
Maintenance and Repair

8.1.          Maintenance and Repair of Premises. Tenant shall, at Tenant’s sole cost and expense, subject to the provisions of this Lease regarding condemnation, damage and destruction in the event of a casualty to the Premises, maintain the Premises, and keep it in good order, condition and repair, ordinary wear and tear excepted. Tenant’s obligations hereunder shall include, without limitation, the following:

8.1.1.     Placing, keeping in repair, and replacing any necessary or appropriate directional signs, markers and lines, if any, with respect to the operation of Tenant’s business on the Premises;

8.1.2.     Keeping in repair, and replacing, where necessary, such artificial lighting facilities as shall be reasonably required with respect to the operation of Tenant’s business on the Premises;

8.1.3.     Maintaining the foundation of Tenant’s Building and all perimeter and exterior building walls, including, but not limited to, all retaining walls in a good condition and state of repair;

8.1.4.     Maintaining, watering, weeding and trimming all landscaped areas, including replacements of shrubs and other landscaping as is necessary;

8.1.5.     Keeping in force and effect a public liability insurance policy as required under this Lease;

8.1.6.     Removing snow and ice from walkways and sidewalks within the Premises; and

8.1.7.     Emptying all trash and rubbish containers located on the Premises on a sufficiently regular basis and maintain the same in a clean and orderly condition.

8.2.          Repairs to the Premises. In addition to the foregoing obligations, and subject to the provisions of this Lease regarding condemnation and damage and destruction in the event of a casualty to the Premises, Tenant agrees to maintain and make all necessary repairs, which shall include replacements, if necessary (collectively, “Repairs”) to the Premises. Such Repairs shall include, without limitation, the following:

8.2.1.     Repairs to the roof and structural portions of the Tenant’s Building;

8.2.2.     Repairs to the interior of Tenant’s Building, including but not limited to all repairs to its trade fixtures and electrical equipment and fixtures, plumbing fixtures, lines and equipment and other utility lines, elevators, if any, wiring (including that within walls or ceilings, or under flooring or floor covering, or in or under the slab);

8.2.3.     Repairs to the glass and doors, door frames, locks, lifts, openers and hardware;

8.2.4.     Repairs to the parking lot, the Loop Road and Bridge together with all rights and easements appertaining thereto;

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8.2.5.     Repairs to the exterior of Tenant’s Building, including repairs to windows (including sashes, frames, locks and hardware) and all Tenant’s signs (including replacement of signs); and

8.2.6.     Repairs to the heating, ventilating and air conditioning system (“HVAC System”) in or about Tenant’s Building, including maintenance of all fixtures, equipment, ducts, machinery, machinery controls, appliance and utility lines as are used for, in connection with or which are part of the electrical, plumbing, heating, air conditioning, ventilation or other mechanical systems in or about Tenant’s Building.

8.2.7.     Repairs to the Bridge and Loop Road.

Failure to make any Repair that requires Landlord’s consent hereunder as an Alteration due to Landlord’s failure to grant such consent shall not constitute a default or Event of Default by Tenant hereunder.

8.3.          Compliance with Laws. Tenant shall, at Tenant’s sole expense, promptly execute and comply with all requirements of all applicable governmental laws, orders, rules, regulations, ordinances or other directives or applicable codes of any nature of all Governmental Authorities including, but not limited to, the requirements of the Occupational Safety and Health Administration, the Americans With Disabilities Act, and of any municipal fire department or similar organization having jurisdiction over the Premises, concerning the Premises and/or the use and occupancy thereof including, but not limited to, procuring of any required certificates of occupancy and making of any and all repairs and replacements to the Premises that may be required to obtain same at Tenant’s sole cost and expense.

ARTICLE 9
Inspections; Self Help

9.1.          Inspections. Landlord shall have the right, upon reasonable prior written notice to Tenant and at times reasonably calculated not to interfere with the operation of Tenant’s business on the Premises, except in the event of an emergency (in which case only such notice as is practicable shall be required), to enter upon the Premises (which by definition includes entry into Tenant’s Building) to determine Tenant’s compliance with this Lease or in connection with the following: (a) construction in or about the Premises; or (b) completing any work, repairs, alterations, or improvements in or about the Premises that are required or permitted to be made hereunder by Landlord.

9.2.          Landlord’s Right to Self Help. If Tenant neglects or refuses to make repairs to or to maintain the exterior of the Premises as required under this Lease, or to fulfill any other obligation (or any part thereof) as required under this Lease, then in addition to all other rights and remedies of Landlord as a result of such failure, Landlord and/or its agents shall have the right, upon giving Tenant not less than thirty (30) days’ (or such longer period of time as is reasonably necessary to cure such failure, provided that Tenant promptly commences and diligently pursues such cure) prior written notice of its election to do so, except in the event of an emergency (in which case only such notice as is practical shall be required), to make the repairs or perform the maintenance or other obligations on behalf of and for the account of Tenant. So long as Landlord provides Tenant with paid receipts for all such work performed by Landlord, together with a contractor’s affidavit and an unconditional lien waiver and release upon full payment (or other appropriate unconditional materialman’s lien waiver), in each instance in conformity with applicable materialman’s lien statutes, the commercially reasonable cost of the work so done or obligations performed by Landlord or its agents, together with interest at the Interest Rate, shall be paid for by Tenant within thirty (30) days after Tenant’s receipt of a bill therefor. Nothing herein shall imply any duty on the part of Landlord to do any work which Landlord is not specifically and expressly required to perform under this Lease or which, under any provisions of this Lease, Tenant is required to perform, and the performance of such work by Landlord shall not constitute a waiver of Tenant’s default. Landlord shall have no liability to Tenant for any loss or damage which may result to its stock or business by reason of such repairs, replacements or action, except for the negligence, willful misconduct or intentional acts or omissions of Landlord, its agents, representatives or employees.

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ARTICLE 10
Utilities/Meters; Trash; Interruption of Service

10.1.       Utilities/Meters. The Premises has utility lines to locations on the Premises for all utilities required to operate from the Premises for Tenant’s Permitted Use. Tenant agrees to obtain and pay all charges for electricity, air conditioning, heating, gas, water, sanitary sewer and other utility bills relating to the Premises from and after the Commencement Date. All utility services to the Premises shall be separately metered. Tenant shall pay any tap, connection and hook-up fees related to any utility service beyond the “stub-in” point for such utility, and any security and other deposits, payable in connection with the utilities serving the Premises.

10.2.       Interruption of Service. Landlord shall not be liable to Tenant or to any other party occupying any part of the Premises or otherwise, for any failure, interruption, or defect in the supply, pressure or character of water, electric energy or any other utility service furnished to the Premises (whether furnished by Landlord or by others) by reason of any requirement, act or omission of the public utility company serving the Premises with electricity, water, or other utility service, or because of necessary repairs or improvements, unless such repairs or improvements are necessitated by the negligent acts or willful misconduct of Landlord, its agents, contractors, representatives or employees. If any service or utility furnished by the utility company directly to the Premises is interrupted by reason of the negligent act or willful misconduct of Landlord or its agents, contractors, representatives or employees, then in addition to any other rights and remedies available to Tenant under this Lease, Tenant shall be entitled (i) to receive proportional abatement of the Minimum Rent to the extent such failure interferes with the conduct of Tenant’s business for each full day thereafter that such service is not furnished until the date that such service is restored and (ii) to terminate this Lease without penalty if such failure continues for thirty (30) or more consecutive days. Tenant shall provide Landlord with written notice of any interruption of services or utilities within ten (10) days following the commencement of such interruption.

ARTICLE 11
Tenant’s Insurance; Landlord’s Insurance; Mutual Release and Waiver of Subrogation

11.1.       Tenant’s Insurance. Tenant, at its sole cost and expense, shall obtain and keep in force commencing as of the Commencement Date, the following insurance with an insurance company authorized to do business in the State and which has a general policy rating of A- or better and a financial class of VII or better by A.M. Best Company, Inc. (or if a rating of A.M. Best Company is no longer available, a similar rating from a similar or successor service):

11.1.1.  “Property Insurance. Property insurance using the current ISO forms (or manuscript policy forms with equivalent coverage) covering the Premises (which by definition includes Tenant’s Building), and all of Tenant’s Property and Leasehold Improvements located upon the Premises made and paid for by Tenant, in an amount equal to the full replacement cost thereof or, in lieu of such policies, Tenant can self-insure for the losses covered by such forms (provided Tenant has, or its parent companies have, a net worth equal to or greater than $100,000,000.00.); and

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11.1.2.  Commercial Liability Insurance. Commercial general liability insurance to protect against claims for bodily injury and property damage arising out of premises operations, products, completed operations, and advertising and personal injury liability, written on an occurrence basis using the current ISO form (or its equivalent) with limits of not less than $10,000,000.00 per occurrence, and $10,000,000.00 annual aggregate.. Employer’s Liability insurance, with minimum limits of not less than $1,000,000.00, bodily injury each accident, $1,000,000.00 bodily injury by disease policy limit, and $1,000,000.00 bodily injury by disease each employee, and Worker’s Compensation in form and amount as required by applicable law. The foregoing policy(ies) shall include a waiver of any right of subrogation of the insurers thereunder against Landlord, Landlord’s property manager, and all mortgagees of Landlord. All such insurance limits may be reached in conjunction with any umbrella or excess insurance.

11.2.       Policies of Insurance. Tenant shall have the right to satisfy the insurance required by this Article by means of blanket insurance policy(ies), provided that no other loss which may also be insured by the blanket insurance shall affect the insurance coverages required hereby and further provided that Tenant delivers to Landlord a certificate specifically stating that such coverages apply to Landlord and all mortgagees of Landlord. All such certificates of insurance thereof, except with respect to workers compensation or professional liability, shall name Landlord and all mortgagees of Landlord as additional insureds for liability coverage’s and loss payees for property coverage’s, as their respective interests may appear. Tenant shall have the right to maintain insurance with self-insured retentions or deductibles at reasonable risk retention levels and in the event any such retentions or deductibles shall materially change such amounts shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. Any and all deductibles or co-insurance in the above-described policies or inadequacy of limits for coverage shall be assumed by, for the account of, and at Tenant’s sole risk. Tenant shall deliver to Landlord certificates evidencing the required insurance by the Commencement Date and, with respect to renewals of such policies, at or about time of binding. All policies of insurance carried by Tenant shall be primary and non-contributing in the event of any loss or damage with any insurance required to be maintained by Tenant under this Lease. Landlord reserves the right to request or receive for review certified copies of any and all insurance policies to which this Lease is applicable. The required coverage and/or limits referred to herein shall in no way affect or limit Tenant’s liability with respect to its duties and obligations under this Lease. In the event, after ten (30) days’ written notice, Tenant fails to provide Landlord with evidence of insurance required under this Article 11, Landlord may, but will not be obligated to, without further demand on Tenant, and without waiving or releasing Tenant from any obligation contained in this Lease, effect such insurance. Tenant agrees to repay, upon demand, all such commercially reasonable sums incurred by Landlord in effecting such insurance.

11.3.       Mutual Release and Waiver of Subrogation. Anything in this Lease to the contrary notwithstanding, each party hereby releases the other party from any liability, right of recovery, claim, action or cause of action the other party may have on account of loss, cost, damage or expense which arises from any peril (a) that is or would be covered by any policy of property insurance required to be carried by the releasing party under this Lease (regardless of whether such insurance is actually being carried); or (b) that is covered by any other property insurance actually being carried by the releasing party at the time of such accident or occurrence, regardless of the negligence of the party being released or its agents, contractors, officers or employees, and waives any right of subrogation which might otherwise exist in or accrue to any person on account thereof, including that of the insurance carriers of the other party. Landlord and Tenant shall give their respective insurance carriers written notice of the terms of the above mutual waivers and the parties’ respective insurance policies shall be properly endorsed, if necessary, to prevent the invalidation of said policies by reason of such waivers.

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ARTICLE 12
Non-Liability of Landlord; Tenant Indemnification; Landlord Indemnification; Third Party Claims; Tenant’s Risk

12.1.       Non-Liability of Landlord. Except as set forth herein, neither Landlord, nor its affiliates, owners, members, managers, partners, directors, officers, agents and employees shall be liable to Tenant and Tenant hereby waives all claims for any loss, injury, or damage, to Tenant or to any other person, or to its or their property, irrespective of the cause of such injury, damage or loss. Further, except as set forth herein, neither Landlord, nor its affiliates, owners, members, managers, partners, directors, officers, agents and employees shall be liable to Tenant and Tenant hereby waives all claims: (a) against Landlord for damage to any property or injury to, or death of, any person in, upon, or about the Premises, arising at any time and from any cause, except to the extent caused by the negligence, willful misconduct or intentional acts or omissions of Landlord, its agents, representatives, employees, or contractors; or (b) related to any injury or damage to person or property caused by fire, explosion, falling plaster, steam, gas, electricity, water, rain, flood, snow, or leaks from any part of the Premises or from the pipes, appliances, plumbing works, roof, or subsurface of any floor or ceiling, or from the street or any other place, or by dampness or by any other similar cause.

12.2.       Tenant Indemnification. Subject to the provisions of Section 11.3, Tenant hereby agrees to indemnify, defend, and hold Landlord and its affiliates, owners, members, managers, partners, directors, officers, agents and employees (collectively, the “Landlord Indemnified Parties”) harmless from and against any and all “Losses” (as defined in this Section), regardless of whether or not such Losses are caused in part by any Landlord Indemnified Parties, to the extent the same arise from or are connected in any way with any or all of the following (collectively, “Tenant’s Indemnified Matters”): (a) the conduct or management by Tenant or Tenant’s officers, directors, members, partners, subtenants, invitees (while such invitee(s) is/are upon the Premises), agents, employees, contractors or representatives (“Tenant Parties”) upon the Premises or any business therein, or any work or Alterations done, or any condition created by Tenant or any Tenant Parties upon the Premises during the Term; (b) any act, omission or negligence of any or all of Tenant and Tenant Parties; (c) any accident, injury or damage whatsoever occurring in, at or upon the Premises and caused wholly or in part by Tenant and/or Tenant Parties; (d) any violation or alleged violation by Tenant of any law, code, ordinance or other governmental regulation related to the Premises; (e) any breach or default on the part of Tenant in the performance of any covenant or obligation contained in this Lease; (f) claims for work or labor performed for or materials supplied or furnished to Tenant and/or any Tenant Parties; and/or (g) the violation of any “Environmental Law” (as defined herein) or any permit, application or consent required in connection with any Environmental Law by any or all of Tenant and Tenant Parties with respect to the Premises during the Term or which occurred or is alleged to have occurred prior to the execution of this Lease; excluding, however, any violation of any Environmental Law to the extent resulting from the acts or omissions of Landlord or Landlord’s employees, agents, representatives or contractors. In case any action or proceeding is brought against any or all of Landlord and Landlord Indemnified Parties by reason of any of Tenant’s Indemnified Matters, Tenant, upon written notice from Landlord, shall defend such action or proceeding by counsel reasonably satisfactory to Landlord. For purposes of this Article, the term “Losses” shall mean all claims, demands, expenses, actions, judgments, damages, penalties, fines, liabilities, losses of every kind and nature, suits, administrative proceedings, costs and fees, including, without limitation, attorneys’ and consultants’ reasonable fees and expenses, and the costs of cleanup, remediation, removal and restoration, that are in any way related to any matter covered by the foregoing obligations. The provisions of this Section shall survive the expiration or termination of this Lease.

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12.3.       Landlord Indemnification. Subject to the provisions of Section 11.3, Landlord hereby agrees to indemnify and save harmless Tenant and its affiliates, owners, members, managers, partners, directors, officers, agents and employees (collectively, the “Tenant Indemnified Parties”), from and against any and all Losses to the extent the same arise from or are connected in any way with any or all of the following (collectively, “Landlord’s Indemnified Matters”) during the Term of this Lease: (a) occasioned wholly or in part by any act, omission or negligence of Landlord, its agents, employees, contractors or servants; (b) any breach by Landlord of any of its representations or warranties under this Lease; (c) any violation by Landlord of any law, code, ordinance or other governmental regulation related to the Premises; (d) any breach or default on the part of Landlord in the performance of any covenant or obligation contained in this Lease and/or (e) the violation of any Environmental Law; excluding, however, any violation of any Environmental Law resulting from the acts or omissions of Tenant or Tenant’s employees, agents, representatives or contractors or which occurred or is alleged to have occurred prior to the execution of this Lease. In case any action or proceeding is brought against any or all of Tenant and Tenant Indemnified Parties by reason of any of Landlord’s Indemnified Matters, Tenant, upon written notice from Landlord, shall defend such action or proceeding by counsel reasonably satisfactory to Landlord. The provisions of this Section shall survive the expiration or earlier termination of this Lease with respect to any damage, injury or death occurring before such expiration or earlier termination.

12.4.       Tenant’s Risk. All personal property upon the Premises shall be at Tenant’s sole risk, and Landlord shall not be liable for any damage done to, or loss of, such personal property, or for damage or loss suffered by the business income or occupation of Tenant arising from any act of neglect of third parties, or from bursting, overflowing, or leaking of water, sewer or steam pipes, rain, wind, tornadoes, floor or other surface or subsurface water, from overflow of drainage facilities or backup or stoppage of any drain, sewer or other water runoff facility or device or from the heating or plumbing fixtures, noise, dust, or from electric wires, or from gas, odors, natural disaster, riot or act of violence, leaking roofs or caused in any other manner, except to the extent caused by Landlord, its employees, agents, contractors or servants.

ARTICLE 13
Assignment and Subletting

13.1.       Assignment and Subletting. So long as no Event of Default by Tenant has occurred and is continuing, Tenant may, at Tenant’s sole expense, without the consent of Landlord, assign, sublease or grant a right of occupancy or license of all or any portion of this Lease or the Premises to any Person; provided, however, that any such Person or other Person is not a debtor or debtor-in-possession in a voluntary or involuntary bankruptcy proceeding at the commencement of the assignment or subletting. Any assignee or subtenant shall assume in writing any obligations of Tenant with respect to the Premises assigned or subleased arising from and after the effective date of such assignment or subletting; provided, however, that no such assignment or subletting shall become effective until a fully executed copy of an assignment and assumption agreement or sublease agreement, as the case may be, shall have been delivered to Landlord. Any proposed assignment or sublease document shall provide that the assignee or subtenant thereunder shall be liable for all of the obligations of Tenant under this Lease from and after the date of the assignment or subletting. Notwithstanding any such assignment or subletting, but subject to the terms and provisions of Section 13.3 below, Tenant shall not be released from its primary liability hereunder and shall continue to be obligated for all obligations of “Tenant” in this Lease, which obligations shall continue in full effect as obligations of a principal and not of a guarantor or surety, as though no assignment or subletting had been made. In the event Tenant is not released pursuant to Section 13.3 below, Tenant will have the right, subsequent to any assignment or subletting (a) to receive a duplicate copy of each notice of default sent by Landlord to Tenant or any assignee or subtenant (but such notice shall be effective as against the Tenant, as well as any subsequent assignees or subtenants, even if a copy has not been delivered to such assignee or subtenant), and (b) to cure any default by Tenant or other assignee or subtenant under the Lease within the cure period provided for hereunder. Tenant shall provide written notice to Landlord of any assignment or sublease of all or any portion of this Lease or the Premises and an executed copy of the agreement of assignment and assumption or sublease agreement within sixty (60) days after the execution thereof. To the extent Tenant is not released pursuant to Section 13.3 below, such assignee or subtenant fails to perform on behalf of Tenant the obligations of Tenant hereunder and Tenant performs such obligations, then Tenant shall be subrogated to the rights of Landlord as against such assignee or subtenant in respect of such performance.

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(a)             Leasehold Mortgage. Notwithstanding anything to the contrary herein contained, Tenant shall have the continuing right during the Term, once or more often, without obtaining Landlord’s consent or approval, to mortgage, pledge or otherwise encumber this Lease, provided any such right is limited to Tenant’s leasehold estate hereunder and all rights, easements, privileges and appurtenances specifically herein granted of Tenant under this Lease (any and all of which are referred to as a “Leasehold Mortgage”, the holder of such Leasehold Mortgage being herein referred to as a “Leasehold Mortgagee”) and is subordinate to the lien securing any financing obtained by Landlord with respect to the Property, as evidenced by a subordination agreement in form and substance reasonably acceptable to both Landlord’s lender and Tenant’s lender. If Tenant shall have encumbered its leasehold estate created under this Lease by a Leasehold Mortgage, and the Leasehold Mortgagee shall notify Landlord in writing of the creation thereof, and provide an address for contacting the Leasehold Mortgagee, then Landlord, at the same time as it shall give notice of a breach of this Lease to Tenant shall, in addition, give notice thereof also to the Leasehold Mortgagee, and no such notice shall be deemed to have been given to Tenant unless and until a copy thereof shall have been so given to such Leasehold Mortgagee. Said Leasehold Mortgagee (its agents, receivers, trustee and anyone claiming under such Leasehold Mortgagee) upon the receipt of any such notice of default shall have the right to enter into and upon the Premises and take possession thereof and to remedy any default prior to the expiration of forty-five (45) days following its receipt of such notice from Landlord, and this Lease shall remain in full force and effect during and throughout such period of grace, and the rights and remedies provided Landlord herein shall not be exercisable by Landlord after Tenant shall breach or be deemed to have breached this Lease unless said Leasehold Mortgagee shall have failed to rectify the same during or within the period of time allowed hereunder; it being understood, however, that a breach of this Lease which cannot be cured by the payment of money shall be deemed to have been rectified within the period of grace allowed said Leasehold Mortgagee if rectification thereof shall be commenced by said Leasehold Mortgagee in good faith before the end of such grace period, and such correction thereafter shall be prosecuted with reasonable diligence. Notwithstanding the foregoing, if Leasehold Mortgagee exercises its right to enter into and upon the Premises (as provided herein), Leasehold Mortgagee agrees to forever fully protect, defend, indemnify and hold harmless Landlord from and against all loss, costs, damages, escrow fees, reasonable attorneys’ fees and expenses of every kind and nature, which it may expend or incur under or by reason or in consequence of, or as a result of such entry or temporary occupancy of the Premises.

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(b)             (b) All payments made and all actions taken by said Leasehold Mortgagee within the grace period allowed under this Section 13.2 shall be as effective to prevent a forfeiture of the rights of Tenant under this Lease as the same would have been if done and performed by Tenant instead of by said Leasehold Mortgagee. No Leasehold Mortgagee shall be considered or become liable to Landlord as an assignee of this Lease, or otherwise, until such time as said Leasehold Mortgagee shall by foreclosure or other appropriate proceedings in the nature thereof, or as a result of any other action or remedy provided for by such Leasehold Mortgage, acquire the rights, interest and estate of Tenant under this Lease. The right of any Leasehold Mortgagee who succeeds to title to the leasehold estate created hereunder to assign this Lease shall be subject to Tenant’s assignment rights as set forth in the Lease, and any such Leasehold Mortgagee shall be entitled to secure the financing of such assignment by a Leasehold Mortgage on the leasehold estate hereunder in the same manner as the Leasehold Mortgage created by Tenant. Upon an assignment of the leasehold estate hereunder by any Leasehold Mortgagee who succeeds to Tenant’s interest, such Leasehold Mortgagee shall automatically be relieved of all liability under this Lease, notwithstanding anything set forth herein to the contrary, provided such assignee shall assume all such liability from Leasehold Mortgagee.

13.2.       Release. Notwithstanding anything contained in this Lease to the contrary and so long as no Event of Default by Tenant has occurred and is continuing, upon any assignment or subletting of all of the Premises by Tenant to an assignee or subtenant with a Tangible Net Worth (as defined below) at the time of such assignment or sublease not less than the Tangible Net Worth of Tenant as of the date of this Lease, Tenant shall be relieved of and released from all liabilities and obligations under this Lease arising from and after the date of such assignment or subletting. "Tangible Net Worth" means the excess of total assets over total liabilities, in each case as determined in accordance with generally accepted accounting principles consistently applied ("GAAP")[, excluding, however, from the determination of total assets all assets which would be classified as intangible assets under GAAP including goodwill, customer relations, licenses, patents, trademarks, trade names, copyrights and franchises].

ARTICLE 14
Landlord Transfer

14.1.       Landlord Transfer. Landlord reserves the right to sell or otherwise assign its interest in this Lease or the Premises and the acquisition of title or of Landlord’s interest in this Lease by a subsequent owner shall not affect or impair this Lease. If Landlord conveys or transfers its interest in the Premises, upon such conveyance or transfer and so long as the transferee assumes Landlord’s obligations under this Lease to be performed from and after the date of such transfer, Landlord (and in the case of any subsequent conveyances or transfers, the then grantor or transferor) shall be released from all liability with respect to the performance of any obligations on the part of Landlord to be performed hereunder from and after the date of such conveyance or transfer (but not prior to such date). Upon notice of such transfer, Tenant shall attorn to the new owner as landlord.

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ARTICLE 15
Permitted Use; Encumbrances; Future Restrictions; Legal Requirements;

15.1.       Permitted Use. During the Term of this Lease, the Premises shall be used and occupied only for the Permitted Use.

15.2.       Encumbrances; Future Restrictions. Tenant shall promptly comply with all encumbrances of record affecting the Premises and recorded prior to the Effective Date and thereafter, provided Tenant has consented in writing to any instrument recorded subsequent to the Effective Date, which consent may be withheld in Tenant’s sole and absolute discretion, all laws, ordinances, lawful orders and regulations affecting the Premises and the cleanliness, safety, occupation and use of the same. If Tenant’s use violates any such encumbrances, then and in any of such events, Landlord shall give Tenant written notice of such violation in accordance with Section 18.1.2 below. If Tenant fails to remedy such violation prior to the expiration of all applicable notice and cure periods, then in addition to Landlord’s rights and remedies under this Lease and at law or in equity, Tenant shall indemnify, defend, and hold harmless Landlord from and against any and all claims, demands, actions, causes of action, losses (including, but not limited to, loss or abatements of rents resulting from the exercise of abatement or termination rights by another tenant pursuant to its lease), damages, costs, and expenses, including court costs and reasonable attorneys’ fees, and including any cost or legal expenses of Landlord in enforcing such encumbrances as and against Tenant and otherwise arising from or related to wholly or in part, the use of the Premises in violation of any such encumbrances. If Tenant violates any of the provisions of this Section, Landlord shall have all rights and remedies provided in this Lease, in addition to all rights and remedies available to Landlord at law or in equity, including, but not limited to, injunctive relief.

15.3.       Legal Requirements. Tenant shall be obligated (and shall be responsible) for complying with any Legal Requirements, which pertain to Tenant’s use and occupancy of the Premises, whether such Legal Requirements are structural or nonstructural in nature. The term “Legal Requirements” means all applicable current or future statutes, ordinances, orders, rules, regulations, judgments and requirements of public authorities with jurisdiction over the Premises.

ARTICLE 16
Tenant’s Property; Leasehold Improvements

16.1.       Tenant’s Property. Upon the expiration or earlier termination of this Lease, Tenant shall, within a reasonable period of time thereafter (but in no event longer than sixty (60) days), remove from the Premises all of Tenant’s furniture, trade fixtures, signage (including both interior and exterior signage, but excluding signage required by law [e.g., “EXIT” signage]), merchandise, inventory, displays and other personal property paid for by Tenant located in or upon the Premises, including, without limitation, those items of personal property described on Exhibit B attached hereto and made a part hereof for all purposes (collectively, “Tenant’s Property”). Tenant shall use reasonable efforts to avoid or minimize any damage to the Premises resulting from such removal and shall repair any damage to the Premises caused by the removal of Tenant’s Property, and Tenant shall leave Tenant’s Building in broom clean condition, subject to ordinary wear and tear and the provisions of Article 17 and Article 23 hereof. If Tenant shall fail to either: (a) properly remove any of Tenant’s Property as required under this Lease; or (b) repair any damage caused by the removal of Tenant’s Property, and such failure shall continue for more than ten (10) days after Tenant’s receipt of written notice thereof, then and in either of such events, Landlord may (but shall not be obligated to) remove any such un-removed items of Tenant’s Property and dispose of the same and/or repair such damage and restore the Premises to the condition required under this Lease, and Tenant shall reimburse Landlord for all costs and expenses incurred in connection with such disposal and/or repairs, together with interest at the Interest Rate, within thirty (30) days after receipt of an invoice therefor from Landlord. This requirement shall survive the Term of this Lease to the extent necessary to give effect hereto.

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16.2.       Leasehold Improvements Remain. Except as otherwise provided in Article 7 above, all Alterations, decorations, installations, additions thereto and other improvements upon or to the Premises which are attached or affixed to the real estate by either party, including, but not limited to, all paneling, millwork, decorations, partitions, air conditioning units, heating equipment, hot water heaters, light fixtures, railings, mezzanine floor, galleries, elevators, stairways, vault doors and the like, but expressly excluding any non-structural alterations (collectively, the “Leasehold Improvements”), shall immediately become the property of Landlord upon expiration or earlier termination of this Lease, and be surrendered with the Premises, as a part thereof, at the termination of this Lease.

ARTICLE 17
Eminent Domain

17.1.       Definition/General. In the event of a taking of all or any part or of any interest in the Premises by reason of any exercise of the power of eminent domain, or if there is a transfer thereof or of any interest therein, made in avoidance of an exercise of the power of eminent domain (all of the foregoing being hereinafter collectively referred to as a “Taking”), the following provisions shall apply. Landlord shall notify Tenant of any pending or threatened Taking and of all related proceedings including the settling of any award.

17.1.1.  Total Taking. In the event of a Taking of all of the Premises, this Lease shall terminate as of the date of such Taking and all of Tenant’s obligations hereunder, including its obligation to pay Rent accruing from and after the date of the Taking shall terminate as of the date of such Taking.

17.1.2.  Partial Taking. In the event of a Taking of the following: (a) any portion of the Tenant’s Building or such a portion of the Premises that renders the Premises unusable, in the reasonable, good faith determination of the Tenant, (b) a material portion the total parking areas primarily serving the Premises, which, in the reasonable, good faith determination of Tenant shall have a material adverse effect on Tenant’s business at the Premises, and/or (c) such access areas serving the Premises (whether directly or indirectly) as shall limit access to the Premises which materially impairs and adversely affects Tenant’s use of the Premises, and if Landlord is unable to promptly provide Tenant with a commercially reasonable alternate means of access, then Tenant, in the event of any such condemnation or partial taking which causes events (a), (b) or (c) listed above, may terminate this Lease by notice to the Landlord within thirty (30) days after possession is taken by the condemning authority.

17.2.       Restoration. If this Lease is not terminated (as provided in this Article), Tenant shall restore the affected portion of Tenant’s Parcel. In connection with such restoration, Landlord shall turn over to Tenant (for restoration purposes only) that portion of Landlord’s award applicable to the Premises and not otherwise received by Tenant from the condemning authority or pursuant to the Section 17.3 for such element of damage. Following the physical delivery of Premises to Tenant, Tenant shall commence and complete restoration of the Premises as required herein. During the period of restoration of Tenant’s Building only, the Rent shall be equitably abated in accordance with this Lease.

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17.3.       Award. Upon any Taking of the Premises, whether total or partial, (a) if this Lease is terminated as provided herein, Tenant shall be entitled to receive such portion of the condemnation award (i) as is awarded for the value of the improvements to the Premises, or (ii) if not separately awarded, such portion of the condemnation award as the value of the improvements to the Premises taken bears to the aggregate value of the improvements to the Premises and underlying real property portion of the Premises taken (provided, however, that under either (i) or (ii), the amount received by Tenant shall not exceed 100% of the then existing unamortized balance of Tenant’s leasehold estate, [using a 20-year amortization schedule (with the exception of Tenant’s FF&E, which shall be amortized on a seven-year amortization schedule, and Tenant’s fixtures, which shall be amortized on a ten-year amortization schedule)] and, in addition thereto, Tenant shall have the right to prove in any condemnation proceedings and to receive any separate award which may be made for damages to or condemnation of Tenant’s movable trade fixtures and equipment and for moving expenses (collectively, “Tenant’s Award”); and (b) if this Lease is not terminated, to the extent that Tenant shall restore the Premises pursuant to the provisions of this Article, Landlord shall make available to Tenant so much of the proceeds of such condemnation award equal to the actual cost incurred by Tenant to restore the Building and other Leasehold Improvements in accordance with the provisions of this Article (but in no event more than the total actual proceeds received by Landlord), it being agreed that the balance of such award, if any, shall be retained by Landlord.

ARTICLE 18
Default

18.1.       Default Definition. The occurrence and continuance of all or any of the following after any applicable notice, grace and/or cure period shall constitute an “Event of Default” by Tenant:

18.1.1.  Non-payment of Rent or other sums. Any installment of Minimum Rent, Additional Rent or any other sum(s) required to be paid by Tenant hereunder, or any part thereof, shall at any time be in arrears and unpaid following the date that is ten (10) days after written notice from Landlord; or

18.1.2.  Non-performance. There is any default or breach on the part of Tenant in the observance or performance of any of the other covenants, agreements, or conditions of this Lease on the part of Tenant to be kept and performed, and said default or breach shall continue for a period of thirty (30) days after notice to Tenant (or, if such default cannot reasonably be cured within thirty (30) days, if Tenant shall fail to commence to cure the default within such thirty (30)-day period or thereafter fails to diligently pursue such cure); or

18.1.3.  Bankruptcy. If: (a) Tenant under this Lease shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors; (b) Tenant shall file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof, or an order for relief relating to Tenant is granted in proceedings filed against Tenant; or (c) a receiver or trustee shall be appointed for the Premises or for all or substantially all of the assets of Tenant.

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18.2.       Remedies. Upon the occurrence and during the continuance of an Event of Default of Tenant hereunder, and provided that Landlord has not accepted a cure of such Event of Default, Landlord, at its option, may exercise any or all of the following remedies, which shall be in addition to the exercise of all rights and remedies of Landlord under this Lease, at law or in equity with respect to such Event of Default:

18.2.1.  Terminate. Cancel and terminate this Lease and all rights of Tenant hereunder and enter the Premises and take possession thereof in accordance with all applicable laws; or

18.2.2.  Take Possession. Without terminating the Lease, re-enter and take possession of the Premises and remove all persons and property therefrom (such property as may be removed may be disposed of by Landlord at Tenant’s expense) in accordance with all applicable laws. Should Landlord elect to re-enter, as herein provided, or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law or by this Lease, Landlord may either (i) cancel this Lease pursuant to the rights reserved elsewhere in this Lease, or (ii) from time to time, without canceling this Lease, make such alterations and repairs as may be reasonably necessary in order to relet the Premises, and relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such commercially reasonable rental or rentals and upon such other commercially reasonable terms and conditions as Landlord may deem advisable. Upon each such reletting all rentals received by Landlord from such reletting shall be applied first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, second, to the payment of any commercially reasonable costs and expenses of such reletting, including brokerage fees and reasonable attorneys’ fees, third, to the payment of costs of any repairs reasonably necessary to relet the Premises, fourth, to the payment of Rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future Rent or damage as such amounts may become due and payable hereunder during the entire term of the Lease. If such rentals received from such reletting during any month be less than the rental required to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to cancel this Lease unless a notice of such intention is given to Tenant or unless the cancellation thereof is decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to cancel this Lease for such previous Event of Default.

18.3.       Additional Provisions. In the event of termination of Tenant’s right to possession of the Premises or repossession of the Premises for an Event of Default, Landlord shall use commercially reasonable efforts to mitigate its damages hereunder and to relet the Premises. Landlord shall also have the right to remove from the Premises (without legal process) all or any portion of such furniture, fixtures, equipment and other property located thereon and place same in storage at any premises elected by Landlord, and in such event, Tenant shall be liable to Landlord for all commercially reasonable costs incurred by Landlord in connection with such removal and storage, together with interest thereon at the Interest Rate. Landlord shall also have the right to relinquish possession of all or any portion of such furniture, fixtures, equipment and other property to any person (“Claimant”) claiming to be entitled to possession thereof, without the necessity of making any investigation or inquiry as to the basis upon which Claimant purports to act.

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18.4.       Tenant Self-Help. If Landlord defaults under this Lease or neglects or refuses to make necessary repairs, replacements or maintenance required to be made by Landlord by the terms of this Lease, and Tenant, in a non-emergency situation, desires to cure such default, make such repairs or perform such maintenance, repairs or replacements on behalf of and for the account of Landlord, Tenant may take such action, including obtaining an estimate which shall include the estimated cost for the parts and labor required to have Tenant or Tenant’s agent make such maintenance, repairs or replacements. Tenant shall then forward a copy of such estimate to Landlord along with written notice of its election to make such repairs, replacements or maintenance. If Landlord fails to cure such default or make such repairs, replacements or maintenance within five (5) days after the date of Tenant’s written notice, Tenant may: (a) if the estimate is less than or equal to $10,000.00, make such repairs or perform such maintenance, and Landlord shall pay Tenant’s costs within thirty (30) days after receipt of a bill therefor; or (b) if the estimate is more than $10,000.00, make such repairs or perform such maintenance upon expiration of an additional five (5) day period as provided in a second written notice to Landlord, and Landlord shall pay Tenant’s costs within thirty (30) days after receipt of a bill therefor, but Landlord’s costs shall be capped at the amount included in the original written estimate. If Landlord fails to pay Tenant’s costs within thirty (30) days after receipt of a bill therefor, then Tenant may deduct Tenant’s costs, plus interest thereon at the Interest Rate, from subsequent months’ payments of Minimum Rent and Additional Rent; PROVIDED, HOWEVER, notwithstanding the foregoing, Tenant shall not deduct more than fifty percent (50%) of the total payment of Minimum Rent and Additional Rent due to Landlord each month. In the event of an emergency, Tenant shall only be required to give Landlord as much notice as is practical, and Landlord shall pay Tenant’s reasonable costs within 30 days after receipt of a bill therefor. Tenant shall have no liability to Landlord for any loss or damage which may result to Landlord’s stock or business by reason of such repairs, replacements or maintenance, except for Tenant’s negligence or willful misconduct, subject to Section 29.16.

ARTICLE 19
Subordination; Estoppels

19.1.       Subordination. This Lease and the lien created and evidenced by any Leasehold Mortgage shall be subject and subordinate to the lien of any existing mortgage and Landlord reserves the right to subject and subordinate this Lease and the lien created and evidenced by any Leasehold Mortgage to the lien of any mortgage or mortgages hereafter placed upon Landlord’s interest in the Premises. Upon the request of Landlord or the holder of any mortgage (the “Mortgagee”) now or hereafter encumbering the Premises, Tenant shall subordinate its rights under this Lease to the lien of such mortgage. Notwithstanding the foregoing, if the Mortgagee elects to have this Lease superior to its mortgage, then upon Mortgagee’s request, Tenant shall execute, acknowledge and deliver an instrument, in the form used by said Mortgagee, affecting such priority. In the event proceedings are brought for the foreclosure of, or the exercise of a power of sale under, any such mortgage, Tenant shall, upon request, attorn to the Buyer upon any such foreclosure or sale and recognize such Buyer as Landlord under this Lease. Tenant, upon Landlord’s request, shall execute, acknowledge and deliver such instruments as are reasonably required to affect the intent of this Section.

19.2.       Non-Disturbance Agreement from Present Encumbrance Holder. Tenant’s subordination as set forth in Section 19.1 above is hereby made subject to and contingent upon Landlord obtaining from the holders of all “Encumbrances” (as defined in this Article) now having an interest in the Premises superior to the interest of Tenant hereunder a non-disturbance agreement substantially in the form attached hereto at Exhibit D or otherwise in form and substance reasonably satisfactory to Tenant providing for such subordination, and which provides that in the event of any foreclosure, sale under a power of sale, ground or master lease termination or transfer in lieu of any of the foregoing or the exercise of any other remedy pursuant to such Encumbrance, Tenant (and Tenant’s assignees and/or subtenants) shall not be joined as a party to any foreclosure or ground or master lease termination action, and that Tenant’s (and Tenant’s assignees and/or subtenants) use, possession and enjoyment of the Premises shall not be disturbed and this Lease shall continue in full force and effect so long as Tenant is not in default hereunder beyond any applicable notice and cure period.

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19.3.       Subordination, Non-Disturbance and Attornment Agreement from Future Encumbrance Holder. At Landlord’s option, this Lease and the lien created and evidenced by any Leasehold Mortgage shall become subordinate to any mortgage, deed of trust, ground or master lease, sale-leaseback transaction or other security instrument (individually or collectively called an “Encumbrance”) which shall hereafter be placed on the Premises and each renewal, modification, extension and restatement thereof. Within twenty (20) days after receipt of Landlord’s request from time to time, Tenant shall execute a commercially reasonable subordination, non-disturbance and attornment agreement, in such recordable form and substance as are reasonably satisfactory to Tenant and the holder of such Encumbrance, providing for such subordination, and which provides that in the event of any foreclosure, sale under a power of sale, ground or master lease termination or transfer in lieu of any of the foregoing or the exercise of any other remedy pursuant to such Encumbrance, Tenant (and Tenant’s assignees and/or subtenants) shall not be joined as a party to any foreclosure or ground or master lease termination action, and that Tenant’s (and Tenant’s assignees and/or subtenants) use, possession and enjoyment of the Premises shall not be disturbed and this Lease shall continue in full force and effect so long as Tenant is not in default hereunder beyond any applicable notice and cure period. Provided that such subordination, non-disturbance and attornment agreement does not amend this Lease or otherwise adversely affect Tenant’s rights hereunder and has been approved by Tenant, Tenant’s failure to execute failure to execute such subordination, non-disturbance and attornment agreement within twenty (20) days after Tenant’s receipt of same shall constitute a separate Event of Default for which no cure period applies.

19.4.       Estoppel. Within twenty (20) days after the request of the other party at any time and from time to time, Landlord and Tenant each agree to execute, acknowledge and deliver to the other party a written instrument in form attached hereto as Exhibit C, duly executed, acknowledged: (a) certifying that this Lease has not been modified except as set forth in such certificate and is in full force and effect as modified; (b) specifying the dates to which the Minimum Rent, Additional Rent and other charges hereunder have been paid; (c) stating whether or not, to the knowledge of the party executing such instrument, the other party is in default and, if so, stating the nature of such default; (d) stating the Commencement Date; (e) stating which options to extend the Term have been exercised, if any, and how many unexercised extension options remain; and (f) affirming such other factually accurate matters pertaining to the provisions or subject matter of this Lease as may be reasonably required by the other party.

ARTICLE 20
Notices

20.1.       Notices. Whenever under this Lease a provision is made for notice of any kind, or for approval or consent or any other communication between the parties, such notice or other communication shall, to be effective, be in writing and addressed to the appropriate party at the address hereafter set forth (or to such other address as either party may from time to time designate in the manner herein required) and sent by a nationally recognized overnight mail service, such as UPS or Federal Express, in either case with postage prepaid and return receipt requested. Any such notice or other communication shall be deemed to have been received as of the date of deposit with such mail service. Any notice from counsel for either party shall be deemed an official notice from such party. Each party may designate a new address for notice by sending a written notice to the other party of its new address at least ten (10) days prior to the effective date:

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If to Tenant:	BI-LO, LLC
5050 Edgewood Court
Jacksonville, Florida 32254
Attn: Real Estate Department

and a copy to :	BI-LO, LLC
5050 Edgewood Court
Jacksonville, Florida 32254
Attn: Legal Department

If to Landlord:

Attn:

and a copy to :

Attn:

ARTICLE 21
Surrender of Premises

21.1.       Surrender of Premises. Upon the expiration of the Term of the earlier termination of this Lease, subject to Article 17 and Article 23 hereof, Tenant shall surrender the Premises in broom clean condition and in good order, condition and repair, reasonable wear and tear, condemnation, and casualty damage excepted, and shall surrender all keys for Tenant’s Building to Landlord at the place then fixed for the payment of Rent and shall inform Landlord of all combinations on locks, safes and vaults, if any, upon the Premises. Tenant’s obligation to observe or perform this covenant shall survive the expiration or earlier termination of this Lease.

ARTICLE 22
Holding Over

22.1.       Holding Over. If Tenant remains in possession of the Premises after the expiration of the Term or earlier termination of this Lease, without the execution of a new Lease, then, at Landlord’s option, Tenant shall be deemed to be occupying the Premises as a month-to-month holdover Tenant, subject to all the provisions of this Lease insofar as they are applicable to a month-to-month tenancy, but at a daily rental of one hundred percent (100%) of the per day Minimum Rent provided under this Lease for the month immediately preceding the expiration of the Term or the earlier termination of this Lease, computed on the basis of a 30-day month; provided, however, if Landlord has entered into a lease agreement for the Premises with a new tenant, then the daily rental rate as set forth above shall be increased to one hundred twenty-five percent (125%) of the per day Minimum Rent provided under this Lease for the month immediately preceding the expiration of the Term or the earlier termination of this Lease, computed on the basis of a 30-day month.

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ARTICLE 23
Casualty

23.1.       Removal of Debris. In the event of a restoration following a casualty, Tenant shall be responsible for the prompt removal of all debris resulting from Tenant improvements installed upon the Premises by Tenant, including Tenant’s furniture and fixtures within Tenant’s Building.

23.2.       Restoration/Removal. Subject in all respects to Tenant’s rights under Section 23.4, in the event of any damage to or destruction of all or any part of the Premises, but only to the extent the insurance proceeds (plus any deductibles payable by Tenant) on account of such damage or destruction shall be sufficient for the purpose, Tenant shall, at its expense, within ninety (90) days of such damage or destruction commence and complete (subject to Force Majeure), within two hundred seventy (270) days of the time of commencement, the restoration, replacement or rebuilding of the Tenant’s Building and/or the other improvements on Premises, as the case may be, as nearly as practicable to the same value, architectural condition and character as existed immediately prior to such damage, destruction or condemnation so as to permit resumption of the Premises for the Permitted Use to as nearly the same degree as possible (such restoration, replacement or rebuilding, together with any temporary repairs and property protection pending completion of the work, are herein collectively referred to as “Restoration”).

23.3.       Insurance Proceeds. If this Lease is not terminated pursuant to the provisions hereof, all insurance proceeds received by Tenant on account of any damage to or destruction of the Premises or any part thereof shall be applied to pay for the cost of Restoration or “Removal” (as defined herein), as the case may be, and the balance shall belong to Tenant. To the extent any insurance proceeds shall be inadequate to pay such cost, it shall be Tenant’s sole cost and obligation to pay all excess costs of Restoration or Removal that Tenant elects to incur.

23.4.       Tenant’s Right to Terminate and Not to Rebuild. Notwithstanding anything in this Lease to the contrary, if the Premises are substantially damaged or destroyed such that Tenant would incur costs associated with the restoration, replacement or rebuilding of the Premises that exceeded 25% of the full replacement cost of thereof: (a) during the last 5 Lease Years of the Initial Term, or at any time during any Option Term, Tenant may, by written notice to Landlord within 90 days of such damage or destruction, terminate this Lease, in which case, following Tenant’s completion of the Removal, neither Landlord nor Tenant shall have any further obligation to the other under this Lease; or (b) at any time prior to the last five Lease Years, Tenant may, upon written notice to Landlord given with 90 days of such damage, destruction or condemnation, elect not to perform any Restoration, in which case Tenant shall nevertheless complete the Removal, and thereafter Tenant shall remain liable for the payment of Minimum Rent and any Additional Rent until the end of the Term as fully and in the same manner as if this Lease were in full force and effect. Upon the giving of such notice under clause (a) or (b) above, Tenant shall promptly remove in a good, workmanlike and lien-free manner all damaged Leasehold Improvements (including the removal of Tenant’s Building in its entirety if necessary) and place the Premises in a safe, sightly condition and pave or seed and grass the Premises (such removal of Leasehold Improvements, placing of the Premises in a safe, sightly condition and paving or seeding and grassing being hereinafter collectively referred to as “Removal”). Notwithstanding the foregoing, in the event Tenant elects to provide written notice to Landlord under clause (b) above, Landlord may, by written notice to Tenant at any time, terminate this Lease, in which case, following Tenant’s completion of the Removal, neither Landlord nor Tenant shall have any further obligation to the other under this Lease.

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23.5.       Notice. Tenant shall give notice to Landlord within ten (10) days after Tenant receives notice of any accident, damage or destruction upon the Premises.

ARTICLE 24
Waiver

24.1.       Waiver. One or more waivers of any covenant or condition of this Lease by either party shall not be construed as a waiver of a further breach of the same covenant or condition, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord’s consent or approval shall not be deemed to waive or render unnecessary Landlord’s consent or approval to any subsequent similar act by Tenant. No receipt of money by Landlord after a Tenant default has been declared shall, without the consent of Landlord, in any way reinstate, continue or extend the Term of this Lease. Receipt by Landlord of Tenant’s keys to Tenant’s Building shall not constitute an acceptance of surrender of the Premises without Landlord’s consent thereto.

ARTICLE 25
Announcements

25.1.       Confidentiality. The parties agree that the terms and conditions regarding this Lease are confidential and neither party shall disclose any terms or conditions of this Lease, except to their agents, employees, prospective assigns, contractors, professional advisors, lenders, buyers and brokers, without the prior approval of the other party, unless compelled to do so by administrative order or judicial order or decree. The parties agree to cooperate in issuing a press release or other public statement with respect to this Lease. Any press release or other public statement may only be issued with the prior consent of the other party, which consent shall not be unreasonably withheld.

ARTICLE 26
Quiet Possession

26.1.       Quiet Possession. Landlord agrees that, so long as Tenant fully complies with all of the terms, covenants and conditions herein contained on Tenant’s part to be kept and performed, Tenant shall peaceably and quietly have, hold and enjoy the Premises free from molestation by Landlord or any party claiming by, through or under Landlord, subject to the provisions of this Lease relating to the subordination of this Lease.

ARTICLE 27
Broker’s Commission

27.1.       Broker’s Commission. Each party hereto warrants to the other that no agent, finder or broker have been involved with the introduction of Tenant and Landlord and/or the lease of the Premises. In the event of a breach of the foregoing warranty, the breaching party agrees to indemnify, defend and hold harmless the other party from and against any claims, losses, damages, liabilities and expenses, including, but not limited to, reasonable attorneys’ fees incurred as a result of such breach. The terms of this Section 27.1 shall survive the expiration or earlier termination of this Lease.

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ARTICLE 28
Asbestos and Other Hazardous Materials

28.1.       Definition. For purposes of this Article, “Hazardous Materials” means any matter giving rise to liability under the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq., the Comprehensive Environmental Response, Compensation and Liability Act, U.S.C. Section 9601 et seq. (including the so-called “Superfund” amendments thereto), any other applicable federal, state or local statute, law, ordinance, rule or regulation governing or pertaining to any hazardous materials, hazardous wastes, chemicals or other materials, including, without limitation, asbestos, polychlorinated biphenyls, radon, petroleum and any derivative thereof or any common law theory based on nuisance or strict liability. Notwithstanding any provision of this Lease to the contrary, Tenant shall have no obligation to make any repairs, alterations or improvements or incur any costs or expenses as a result of the existence of Hazardous Materials as of the Effective Date of this Lease.

28.2.       Exposure. Tenant, its employees, contractors, agents or invitees (while any such invitee is upon the Premises), shall not use, generate, release, manufacture, refine, produce, process, store, or dispose of any Hazardous Materials on, under or about the Premises in violation of Environmental Laws, or transport to or from the Premises any Hazardous Materials, with the exception that construction materials (other than asbestos or polychlorinated biphenyls), office equipment, cleaning solutions and other maintenance materials that are or contain Hazardous Materials may be used, handled or stored on, under or about the Premises, provided such are in de minimis amounts only and are incidental to and reasonably necessary for the operation and maintenance of the Premises for the Permitted Use hereunder and are at all times in compliance with all environmental statutes and all other applicable governmental requirements.

28.3.       Tenant Requirements. Tenant shall, at Tenant’s own expense, comply with all laws regulating the use, generation, storage, transportation, or disposal of Hazardous Materials in the Premises (“Environmental Laws”). Tenant shall, at Tenant’s own expense, make all submissions to, provide all information required by, and comply with all requirements of all governmental authorities (collectively, “Authority”) under Environmental Laws with respect to Hazardous Materials introduced or installed on, under or about the Premises by Tenant, its employees, contractors, agents or invitees (while any such invitee is upon the Premises). Should any Authority or any third party demand that a clean-up plan be prepared or undertaken because of any deposit, spill, discharge, or other release of Hazardous Materials that occurs during the Term of this Lease or which occurred or alleged to have occurred prior to the execution of this Lease, on, under or about the Premises, or which arises at any time as a result of Tenant’s use or occupancy of the Premises, then Tenant shall, at Tenant’s own expense, prepare and submit the required plans; and Tenant shall carry out all such clean-up plans. Tenant shall promptly provide all information regarding the use, generation, storage, transportation, or disposal of Hazardous Materials that is requested by Landlord. If Tenant fails to fulfill or begin to fulfill any duty imposed under this Section within thirty (30) days after receipt of written notice from Landlord, Landlord may, in its sole discretion, abate such Hazardous Materials from the Premises; and in such case, Tenant shall cooperate with Landlord in order to prepare all documents Landlord deems necessary or appropriate to determine the applicability of the Environmental Laws to the Premises and Tenant’s use thereof, and for compliance therewith. Tenant shall pay Landlord all reasonable expenses incurred by Landlord in fulfilling Tenant’s obligations set forth in this Section, together with interest at the Interest Rate, within thirty (30) days after receipt of an invoice therefor.

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28.4.       Tenant Indemnification. Tenant shall indemnify, defend and hold Landlord harmless from and against all liabilities, costs, damages and expenses which Landlord may incur (including, without limitation, reasonable attorneys’ fees and disbursements) as a result of the presence of Hazardous Materials in violation of Environmental Laws introduced or installed on, under or about the Premises by Tenant or Tenant’s officers, employees, agents, contractors or other invitees.

28.5.       Landlord Indemnification. Landlord shall indemnify, defend and hold Tenant harmless from and against all liabilities, costs, damages and expenses which Tenant may incur (including, without limitation, reasonable attorneys’ fees and disbursements) as a result of the presence of Hazardous Materials in violation of Environmental Laws introduced or installed on, under or about the Premises by Landlord or Landlord’s officers, employees, agents, contractors or other invitees.

ARTICLE 29
Miscellaneous

29.1.       Landlord Access to Show Premises. In the last five (5) months of the Term, Landlord may, at any time during Tenant’s normal business hours, and upon at least forty-eight (48) hours’ prior written notice to Tenant, enter upon the Premises for the purpose of offering them for rent provided that such entry does not disrupt Tenant’s business. Landlord shall not post any “for rent” signs upon the Premises.

29.2.       Relationship. Nothing contained herein shall be deemed or construed by the parties hereto, nor by any third party, as creating a relationship between the parties hereto other than the relationship of landlord and tenant.

29.3.       Submission. The submission of this Lease for examination does not constitute a reservation or any option for the Premises and this Lease becomes effective only upon its execution and delivery by both parties hereto.

29.4.       Headings. The Article headings used throughout this Lease are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

29.5.       Independent Covenants. The doctrine of independent covenants shall apply in all matters relating to this Lease including, without limitation, all obligations of Landlord and Tenant to perform their respective obligations under this Lease. All obligations of Tenant which by their nature involve performance after the end of the Term, or which cannot be ascertained to have been performed until after the end of the Term of this Lease, shall survive the expiration or earlier termination of this Lease.

29.6.       Time of Essence & Binding Nature. Time is of the essence of all of the terms and provisions of this Lease, and the terms and conditions hereof shall extend to and be binding upon the heirs, executors, successors and assigns of the parties hereto and mention of the singular shall include the plural and the plural shall include the singular.

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29.7.       Memorandum of Lease. At the request of either party, the parties shall execute and deliver a recordable memorandum of lease in the form attached hereto as Exhibit E. The requesting party shall be responsible for all recording costs. Neither party shall record this Lease or any memorandum of this Lease, except in accordance with the foregoing provisions.

29.8.       Trial Waiver.

THE PARTIES HERETO KNOWINGLY, INTENTIONALLY, VOLUNTARILY AND IRREVOCABLY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, OR TENANT’S USE AND OCCUPANCY OF THE PREMISES.

29.9.       Governing Law. This Lease shall be subject to the laws of the State.

29.10.    Attorneys’ Fees. If either party to this Lease brings any legal action to enforce the provisions hereof, the prevailing party in any such action shall be entitled to recover from the non-prevailing party all reasonable attorneys’ fees and other fees and costs incurred by such prevailing party in connection with any such action.

29.11.    Force Majeure. If either party hereto shall be delayed or hindered in or prevented from the performance of any act required under this Lease by reason of strikes, lockouts, labor troubles, acts of God, inclement weather, including periods of rain, inability to procure materials, failure of power, restrictive governmental law or regulations, riots, insurrections, war or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease (“Force Majeure”), then performance of such act shall be excused for the number of calendar days of such delay, and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. No delay under this Section shall be effective unless Landlord or Tenant shall have notified the other of the delay within 20 days after cessation of the event giving rise to such delay setting forth the nature of such Force Majeure and the duration of such delay. The provisions of this Section shall not: (a) operate to excuse Tenant from prompt payment of Minimum Rent. Additional Rent, or any other payment required of Tenant by the terms of this Lease; nor (b) operate to excuse Landlord from prompt payment of any payment required of Landlord by the terms of this Lease; nor (c) be applicable to delays resulting from the inability of a party to obtain financing or to proceed with its obligations under this Lease because of a lack of funds.

29.12.    Liability; Authority. If this Lease is executed by more than one person or entity as “Tenant”, each such person or entity shall be jointly and severally liable hereunder. If Tenant is a corporation or partnership, each individual executing this Lease on behalf of such entity represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said entity, in accordance with the organizational documents of said entity, and that this Lease is binding upon said entity. If this Lease is executed by more than one person or entity as “Landlord”, each such person or entity shall be jointly and severally liable hereunder. If Landlord is a corporation or partnership, each individual executing this Lease on behalf of such entity represents and warrants that he/she is duly authorized to execute and deliver this Lease on behalf of said entity, in accordance with the organizational documents of said entity, and that this Lease is binding upon said entity.

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29.13.    Limitation of Liability. Notwithstanding any other provision of this Lease, neither Landlord nor any of Landlord’s officers, directors, partners, shareholders, members or employees shall have any personal liability hereunder. For recovering any judgment or collecting any obligation from Landlord, Tenant shall look solely to Landlord’s equity or interest in the Premises, insurance proceeds, condemnation awards, proceeds of any sale of any portion of the Premises, and rents collected therefrom, existing at the time any such liability is adjudicated in a proceeding as to which the judgment adjudicating such liability is non-appealable and not subject to further review. In no event shall any deficiency judgment or any money judgment of any kind be sought or obtained against any Landlord, except to be satisfied from Landlord’s interest in the Premises, as set forth above. Additionally, notwithstanding anything in this Lease to the contrary, in no event shall either party ever be liable to other for consequential, punitive or special damages.

29.14.    Legal Representation of the Parties. This Lease was negotiated by the parties hereto with the benefit of legal representation and any rules of construction or interpretation otherwise requiring this Lease to be construed or interpreted against any party shall not apply to any construction or interpretation hereof or thereof.

29.15.    Agreement; Amendment. This Lease (including all Exhibits) is the complete agreement between Landlord and Tenant concerning the Premises. There are no oral agreements, understandings, promises or representations between Landlord and Tenant affecting this Lease. All prior negotiations and understandings, if any, between the parties hereto with respect to the Premises shall be of no force or effect and shall not be used to interpret this Lease. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. This Lease shall be considered to have been executed by a person if there exists a photocopy, facsimile copy, or a photocopy of a facsimile copy of an original hereof or of a counterpart hereof which has been signed by such person. Any photocopy, facsimile copy, or photocopy of facsimile copy of this Lease or a counterpart hereof shall be admissible into evidence in any proceeding as though it were an original.

29.16.    Subsequent Commencement. This Lease shall be effective as of the day and year first above written notwithstanding that the Term shall commence at a date subsequent thereto and Landlord and Tenant intend that each shall have vested rights immediately upon the full execution signing of this Lease and that this Lease shall be fully binding and in full force and effect from and after execution and delivery hereof by the last to sign of Landlord and Tenant.

29.17.    Incorporation of Exhibits. All Exhibits identified in this Lease, including, but not limited to the following listed Exhibits, shall be and are hereby incorporated into this Lease by this reference.

29.18.    Easement Agreements and Operating Agreements.

(a)             So long as no Event of Default has occurred and is then continuing, Landlord will join with Tenant from time to time at the request of Tenant (and at Tenant’s sole cost and expense) to:

(i)               subject to the terms of this Lease, sell, assign, convey or otherwise transfer an interest in any or all of the Premises to any Person legally empowered to take such interest under the power of eminent domain, and dedicate or transfer unimproved portions of any or all of the Premises for road, highway or other public purposes;

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(ii)              upon approval by Landlord, which approval may not be unreasonably withheld, conditioned or delayed: (i) grant new (or release existing) easements, servitudes, licenses, rights of way and other rights and privileges in the nature of easements, with respect to the Premises, and (ii) execute amendments to any covenants and restrictions affecting the Premises; and

(iii)            execute and deliver any instrument, in form and substance reasonably acceptable to Landlord, necessary or appropriate to make or confirm the grants, releases or other actions described above.

(b)             Tenant shall reimburse Landlord for all payments made by Landlord pursuant to any reciprocal easement agreement or operating agreement or similar document that is of record as of the Effective Date of this Lease and benefits the Premises. Landlord covenants and agrees to fully comply with all provisions of any such agreement during the Term of this Lease, including without limitation any provisions regarding the repair, maintenance or replacement of the facilities associated with any detention pond benefiting or located upon the Premises. Landlord covenants and agrees that Landlord shall not enter into any new easements or other agreements, or any amendments to any existing easement agreement or operating agreement or similar document that is of record as of the Effective Date of this Lease, affecting the Premises without Tenant’s prior written consent, such consent not to be unreasonably withheld. In addition, Landlord shall not, nor shall Landlord permit, any actions or activities on or at the Premises, including, without limitation, the placement of any signs on the Premises, which may adversely impact Tenant’s use and/or operations of the Premises as determined by Tenant in its reasonable discretion, without Tenant’s prior written consent, such consent not to be unreasonably withheld.

29.19.    Not a Security Agreement. The parties hereto agree and acknowledge that this transaction is not intended as a security arrangement or financing secured by real property, but shall be construed for all purposes as a true lease.

ARTICLE 30
Right of Offer

30.1.       Right of Offer.

(a)             Provided that no Event of Default has occurred and is continuing, prior to and as a condition precedent to the solicitation by Landlord or by any member or members of Landlord of any sale, conveyance, transfer or other disposition of all or any portion of the Premises or all or any portion of the membership interest in the Landlord, respectively, during the Term (i) Landlord (the “Offeror”) shall deliver to Tenant a notice (constituting an offer) stating the sales price and all other material terms for the sale of the Premises or membership interest that the Landlord would accept (the “First Offer”), and (ii) Tenant shall have thirty (30) days from its receipt of the First Offer to accept the First Offer on its own behalf or on behalf of its designee. The Offeror shall not be permitted to revoke the First Offer during the 30-day period, but the 30 day period shall be deemed to be revoked during the 30-day period if Offeror and Tenant or its designee enter into a purchase agreement on terms different than those contained in the First Offer. The First Offer may be rejected by Tenant or its designee at any time, but shall be deemed to be rejected by Tenant or its designee (i) at the end of the 30-day period if prior to the end of the 30-day period Tenant or its designee has not accepted the First Offer and entered into a purchase agreement with the Landlord for the purchase and sale of the Premises or membership interest provided that such purchase agreement sets forth the price and terms as stated in the First Offer, or (ii) if, at any time during such 30-day period a Lease Event of Default Occurs. Tenant or its designee may reject or accept the First Offer in its sole discretion.

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(b)             If Tenant (or its designee) rejects the First Offer, or if an Event of Default occurs during such 30-day period, the Offeror may, subject to the terms hereof, offer the Premises or membership interest for sale to third parties at a price and on terms materially no more beneficial to the third party than those contained in the First Offer, provided, however, that if the Offeror desires to accept an offer from a third party (the “Offeree”) at a price that is less than ninety-five percent (95%) of the price offered to Tenant, then the offer of such Offeree shall be deemed to be materially more beneficial to such third party and the Offeror is required to re-offer the Premises or membership interest to the Tenant. If the Offeror desires to accept an offer from any Offeree for a price that is ninety-five percent (95%) or more of the price offered to Tenant, and on such other terms materially no more beneficial to the third party than those contained in the First Offer, Offeror may enter into a bona fide agreement to sell or assign or otherwise transfer the Premises or membership interest to the Offeree, prior to the expiration of two hundred and seventy-five (275) days after such 30-day period. Absent the execution and delivery of such bona fide agreement to sell or assign or otherwise transfer within such 275-day period, the Offeror shall be required to repeat the procedure set forth in this Article 30 if it still wishes to sell the Premises.

(c)             In the event that the Premises is owned in the future by an entity other than a limited liability company the right of First Offer shall be applicable to the owners of such entity.

30.2.       Miscellaneous. Tenant’s failure to elect to purchase the Premises shall under no circumstances constitute a waiver on the part of Tenant to exercise its rights under this Article 30 with respect to any other sale, assignment, transfer, conveyance or other disposition, including as against any successor or assign (direct or indirect) of the Offeror.

30.3.       Purchase Procedure. In the event of the purchase of Landlord’s interest in the Premises by Tenant pursuant to any provision of this Lease, the following terms and conditions shall apply.

(a)             On the closing date fixed for such purchase:

(i)               Tenant shall pay to Landlord, in lawful money of the United States, at Landlord’s address hereinabove stated or at any other place in the United States which Landlord may designate, the applicable purchase price; and

(ii)              Landlord shall execute and deliver to Tenant a deed with covenants against grantor’s acts, assignment and/or such other instrument or instruments as may be appropriate, which shall transfer Landlord’s interest in the Premises, subject to, (A) Liens permitted by this Lease, (B) all liens, encumbrances, charges, exceptions and restrictions attaching to the Premises after the Closing Date which shall not have been created or caused by Landlord (unless consented to by Tenant), and (C) all applicable laws, rules, regulations, ordinances and governmental restrictions then in effect; and

(b)             Landlord shall pay all closing costs, charges and expenses incident to such transfer, including (i) an owner's title insurance policy (in the full amount of the purchase price) and all related search and abstract fees, if any; boundary survey; documentary deed stamps; Landlord’s attorneys' fees; satisfaction of any mortgages on the Premises; and the cost of any curative title documents (including but not limited to the recording costs associated with such curative title documents).

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(c)             Tenant shall pay the recording fees on the deed and Tenant’s attorneys' fees.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned parties have executed this Lease to be effective as of the day and year first above written.

TENANT:
BI-LO, LLC,
a Delaware limited liability company

By:
Name:
Title:

Date Executed: _________ , 20___

LANDLORD:

a

By:
Name:
Title:

Date Executed: _________ , 20___

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EXHIBIT A

PREMISES LEGAL DESCRIPTION

PARCEL I:

WINN DIXIE BEAVER STREET WAREHOUSE PARCEL

PART OF SECTION 19 LYING SOUTH OF THE CSX RAILROAD (A 178 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), TOGETHER WITH PART OF SECTION 30 LYING NORTH OF INTERSTATE 10, STATE ROAD NO. 8 (A 300 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), ALL LYING IN TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF BEGINNING, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19, THENCE NORTH 00°49'53" EAST ALONG THE WEST LINE OF SAID SECTION 19 TO ITS INTERSECTION WITH SAID SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD, A DISTANCE OF 17.91 FEET TO A SET IRON PIN; THENCE NORTH 83°25'08" EAST LEAVING SAID SECTION LINE AND ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 3653.41 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST LEAVING SAID SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD, A DISTANCE OF 30.00 FEET TO A SET IRON PIN AND A POINT LYING ON A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 70.00 FEE; THENCE SOUTHEASTERLY, ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 50.58 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 75°52'44" EAST AND A CHORD DISTANCE OF 49/49 FEET TO A SET IRON PIN AND THE POINT OF COMPOUND CURVE OF A CURVE, CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 470.00 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 398.58 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 30°52'38" EAST AND A CHORD DISTANCE OF 386.75 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 06°34'56" EAST, A DISTANCE OF 120.02 FEET TO A SET IRON PIN; THENCE SOUTH 00°49'52" WEST, A DISTANCE OF 272.27 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 1238.65 FEET TO A SET IRON PIN; THENCE NORTH 03°01'58" WEST, A DISTANCE OF 200.38 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 25.05 FEET TO A SET IRON PIN; THENCE SOUTH 03°01'58" EAST, A DISTANCE OF 437.85 FEET TO A SET IRON PIN; THENCE SOUTH 05°22'43" EAST, A DISTANCE OF 185.19 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 40/77 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST, A DISTANCE OF 853.40 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE NORTHEASTERLY HAVING A RADIUS OF 28.50 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 44.77 FEET, SAID ARC BEING SUBTENDED BY A CHORD EARING OF SOUTH 51°34'52" EAST AND A CHORD DISTANCE OF 40.30 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE NORTH 83°25'08" EAST, A DISTANCE OF 70.89 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE NORTHWESTERLY HAVING A RADIUS OF 466.50 FEET; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 110.31 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF NORTH 76°38'40" EAST AND A CHORD DISTANCE OF 110.06 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE NORTH 69°52'13" EAST, A DISTANCE OF 432.89 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 97.00 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 152.37 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 65°07'47" EAST AND A CHORD DISTANCE OF 137.18 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 20°07'48" EAST ALONG A LINE TO ITS INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF SAID INTERSTATE 10 AND A SET IRON PIN, A DISTANCE OF 211.50 FEET; THENCE SOUTH 69°52'12" WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 3778.52 FEET TO A SET IRON PIN; THENCE NORTH 00°15'02" EAST LEAVING SAID NORTHERLY RIGHT-OF-WAY LINE AND ALONG THE WESTERLY OF SAID SECTION 30, DISTANCE OF 3146.64 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PUMP STATION SITE:

A PART OF SECTION 19, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE NORTH 0°49'53" EAST ALONG THE WEST LINE OF SAID SECTION 19, A DISTANCE OF 17.91 FEET TO A SET IRON PIN ON THE SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD (A 178 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED); THENCE NORTH 83°25'08" EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1042.06 FEET; THENCE SOUTH 06°34'52" EAST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 20.00 FEET TO A SET IRON PIN AND THE POINT OF BEGINNING; THENCE NORTH 83°25'08" EAST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE NORTH 06°34'52" WEST, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING.

B-1

PARCEL II:

RAMP PARCEL

A PART OF SECTION 19, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE NORTH 87°11'28" EAST ALONG THE SOUTH LINE OF SAID SECTION 19, A DISTANCE OF 1541.67 FEET; THENCE DEPARTING SAID SECTION LINE, NORTH 01°51'29" EAST, A DISTANCE OF 374.89 FEET TO A FOUND IRON PIN ON THE NORTHERLY RIGHT-OF-WAY LINE OF U.S. 90, STATE ROAD NO. 10, BEAVER STREET (A VARIABLE RIGHT-OF-WAY AS NOW ESTABLISHED) AND THE POINT OF BEGINNING; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY LINE, CONTINUE NORTH 01°51'29" EAST, A DISTANCE OF 560.00 FEET TO A FOUND IRON PIN; THENCE NORTH 52°20'10" EAST, A DISTANCE OF 433.96 FEET TO A FOUND IRON PIN; THENCE SOUTH 87°42'54" EAST, A DISTANCE OF 338.12 FEET TO A FOUND IRON PIN; THENCE SOUTH 45°36'05" EAST, A DISTANCE OF 340.88 FEET TO A FOUND IRON PIN; THENCE SOUTH 09°02'45" EAST, A DISTANCE OF 461.60 FEET TO A FOUND IRON PIN ON SAID NORTHERLY RIGHT-OF-WAY LINE OF U.S. 90; THENCE SOUTH 83°25'37" WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1022,39 FEET TO THE POINT OF BEGINNING.

PARCEL III EASEMENT

EASEMENT RIGHTS AS SET FORTH IN GRANT OF EASEMENT AND AGREEMENT (RAIL CROSSING BRIDGE) RECORDED NOVEMBER 25, 1998 IN OFFICIAL RECORDS BOOK 9141, PAGE 2440, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL IV EASEMENT

EASEMENT RIGHTS AS SET FORTH IN EASEMENT AGREEMENT (BEAVER STREET CROSSING BRIDGE) RECORDED JULY 9, 1999 IN OFFICIAL RECORDS BOOK 9347, PAGE 119, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL V:

PART OF SECTION 30, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 30; THENCE NORTH 88°19’21” EAST ALONG THE SOUTHERLY LINE OF SAID SECTION 30, A DISTANCE OF 1000.60 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00°15’22” EAST LEAVING SAID SOUTH LINE AND ALONG A LINE TO ITS INTERSECTION WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 10, STATE ROAD NO. 8 (A 300 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), A DISTANCE OF 2018.27 FEET; THENCE NORTH 69°52’12” EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 3216.64 FEET; THENCE SOUTH 00°49’52” WEST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1825.51 FEET; THENCE NORTH 88°59’34” EAST ALONG A LINE TO ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 30, A DISTANCE OF 1323.87 FEET; THENCE SOUTH 00°54’43” WEST ALONG SAID SECTION LINE, A DISTANCE OF 1232.31 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE SOUTH 88°59’34” WEST ALONG AFORESAID SOUTHERLY LINE OF SECTION 30, A DISTANCE OF 1322.13 FEET TO AN ANGLE POINT IN SAID SECTION LINE; THENCE SOUTH 89°10’21” WEST CONTINUING ALONG SAID SECTION LINE, A DISTANCE OF 1320.76 FEET TO AN ANGLE POINT IN SAID SECTION LINE; THENCE SOUTH 88°19’21” WEST CONTINUING ALONG SAID SECTION LINE, A DISTANCE OF 1664.92 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH AN EASEMENT FOR PURPOSES OF INGRESS AND EGRESS ONLY, OVER AND ACROSS THE FOLLOWING DESCRIBED LAND, TO-WIT;

THE SOUTH 40 FEET OF THE WEST 1000.60 FEET OF SECTION 30, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA.

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EXHIBIT A-1

SITE PLAN

3

EXHIBIT B

Tenant’s Property

Any and all appliances, fixtures, equipment, machinery, furniture and other personal property located on or about or affixed to the Premises and/or the Tenant’s Building and all components thereof, other than the electrical, plumbing, heating, ventilation and air conditioning systems which are owned by Landlord.

[Balance of this page intentionally left blank.]

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EXHIBIT C

ESTOPPEL CERTIFICATE

The undersigned with respect to the premises at ____________________________________ as more particularly described in Exhibit “A” attached hereto and made a part hereof by this reference (the “Premises”), certifies and affirms the following to _________________________ [[(“Tenant”)]] [[(“Assignee”)]] [[(“Subtenant”)]] [[(“Landlord”)]] and to _________________________ [[(“Mortgagee”)]] [[(“Buyer”)]]:

1. Tenant leases the Premises from Landlord under that certain Lease Agreement dated ____________, attached hereto as Exhibit “A” and made a part hereof by this reference (the “Lease”).

2. Rent under the Lease has been paid through ____________, 20__. No rent has been paid more than thirty (30) days in advance, except as described in the preceding sentence. The monthly base rental amount is $_________________.

3. The term of the Lease is ___________________ through __________________, a period of ____________ years. Tenant has two (2) options to extend the Lease for five (5) years each, for a total term including all options through ___________ as set forth in the Lease.

4. Tenant, to the undersigned’s actual knowledge and belief without any independent investigation, is not in default under any terms of the Lease.

5. Landlord, to the undersigned’s actual knowledge and belief without any independent investigation, is not in default under any terms of the Lease.

6. The Lease is in full force and effect and there have been no modifications or amendments except those which are included in the Lease attached as Exhibit “A”.

This Certificate may be relied upon by [[Buyer]] [[Mortgagee]], who intends to [[purchase the Premises [and the Lease from Landlord], and by any mortgage lender of Buyer]] [[provide secured [loan] [lease] financing to [Landlord] [Tenant]] [[Assignee, which intends to assume and accept an assignment of the Lease from Tenant]] [[Subtenant, which intends to sublease the Premises from Tenant]].

Dated this _____ day of _______________, 200____

[[Landlord]] [[Tenant]]: _______________________

By: ______________________________________

Title: _____________________________________

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EXHIBIT D

FORM OF SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

THIS SUBORDINATION NON-DISTURBANCE AND ATTORNMENT AGREEMENT (hereinafter referred to as the “Agreement”), made and entered into as of the _____ day of ___________, 200__, by and among ___________________________________________, a _________________, whose address is _______________________________________________________ (hereinafter referred to as the “Lender”), _____________________________________________, a _______________, whose address is _________________________________________________ (hereinafter referred to as the “Tenant”), and ________________, a _____________, whose address is ___________________________ (hereinafter referred to as the “Landlord”);

W I T N E S S E T H:

WHEREAS, Lender is the holder of a mortgage loan (hereinafter referred to as the “Loan”) to Landlord, which Loan is secured by, inter alia, a [[ Commercial Mortgage/Deed of Trust ]] and Security Agreement executed by Landlord in favor of Lender (hereinafter referred to as the “Mortgage”), encumbering Landlord’s property located at _______________________________, in ___________ County, ________ (hereinafter referred to as the “Mortgaged Premises”); and

WHEREAS, Landlord has leased all or some portion of the Mortgaged Premises (hereinafter referred to as the “Premises”) to Tenant by Lease Agreement dated as of ______________________, 20___, as amended by __________________________ dated __________________, 20___ (hereinafter collectively referred to as the “Lease”); and

WHEREAS, Lender, in connection with the Loan, requires that the Lease and all of the rights of Tenant thereunder be subordinated to the Mortgage and all of the rights of Lender thereunder, subject to the terms of this Agreement; and

WHEREAS, Tenant desires to receive certain assurances that its possession of the Premises will not be disturbed in the event of default and/or foreclosure under the Mortgage, and Lender is willing to grant certain assurances upon the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants herein contained and intending to be legally bound, hereby agree as follows:

1. Subject to the terms of this Agreement, the Lease and all of the rights of Tenant thereunder shall be and are hereby declared to be and at all times hereafter shall be and remain subject and subordinate in all respects to the Mortgage and all of the rights of Lender thereunder. Notwithstanding such subordination, Lender hereby agrees that, so long as no Default by Tenant then exists under the Lease: (a) the Lease and the leasehold estate thereby created will not be extinguished or terminated and the rights thereunder of Tenant will not be disturbed, affected, or impaired by the foreclosure of such Mortgage, delivery of a deed in lieu of foreclosure of such Mortgage, or the exercise of other rights and remedies that the Mortgage provides; (b) Tenant shall not be named or joined as a party defendant or otherwise in any proceeding for the foreclosure of such Mortgage or to enforce any rights under the Mortgage; (c) all condemnation awards and payments and all proceeds of insurance paid or payable with respect to the Premises shall be applied and used in the manner set forth in the Lease; and (d) neither the Mortgage nor any other security instrument executed in connection therewith shall be construed as subjecting in any manner to the lien thereof any trade fixtures, business equipment, signs or other personal property at any time supplied or installed by Tenant in or on the Premises, regardless of the manner or mode of attachment thereof to the Premises but specifically excluding the plumbing, electrical, heating, cooling and ventilation systems which are the property of the Landlord. In the event that Lender succeeds to the interest of Landlord under the Lease and/or title to the Premises, Tenant agrees to attorn to and to recognize Lender (as mortgagee in possession or otherwise), or the Buyer at any foreclosure sale, as Tenant’s landlord for the balance of the term of the Lease, in accordance with the terms and provisions thereof, but subject, nevertheless, to the provisions of this Agreement. Accordingly, from and after such event, Lender and Tenant shall have the same remedies against one another for the breach of an agreement contained in the Lease as Tenant and Landlord had before Lender (or such other Buyer) succeeded to the interest of Landlord thereunder.

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2. Lender hereby agrees with Tenant that, so long as Tenant and/or its permitted successors and assigns comply with all of the terms, provisions, agreements, covenants and obligations set forth in the Lease, Tenant’s possession of the Premises under the Lease shall not be disturbed or interfered with by Lender.

3. Tenant hereby agrees that Lender, or any Buyer at a foreclosure sale, shall not be (a) liable for any act or omission of Landlord under the Lease, (b) subject to any offsets or defenses which Tenant may have at any time hereafter against Landlord, (c) bound by any rent which Tenant may have paid to Landlord for more than the current month, and (d) bound by any amendment or modification of the Lease made without Lender’s prior written consent.

4. Tenant hereby agrees that, concurrently with Tenant’s sending to Landlord any written notice of default by Landlord required under the terms of the Lease, it shall send a copy of such notice to Lender at the address set forth above, by certified mail, return receipt requested. Tenant further agrees that with respect to any default of Landlord which would entitle Tenant to cancel the Lease or offset or abate the rent payable thereunder, any provision of the Lease to the contrary notwithstanding, no such cancellation or offset or abatement of rent shall be effective unless Lender shall have received notice in the form and manner required by the provisions of this Paragraph and shall have failed, within the cure period during which Landlord may cure such default, if any, as set forth in the Lease, to cure such default or cause such default to be cured.

5. Lender acknowledges that this Agreement has been requested by [Landlord] [Tenant in connection with a loan by Tenant’s lender to Tenant which is secured, inter alia, by a leasehold mortgage or similar interest on Tenant’s interest in the Premises and as Tenant under the Lease, and that Tenant’s lender is an intended third party beneficiary of this Agreement.]

6. This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto, or their respective successors in interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their successors and assigns.

7. This Agreement shall be construed in accordance with the laws of the State where the Premises are located.

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8. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute but one Agreement.

[Signatures on Next Page]

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The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

LENDER:

By:
Name:
Title:

TENANT:

By:
Name:
Title:

LANDLORD:

By:
Name:
Title:

(INSERT APPROPRIATE NOTARY BLOCK FOR EACH PARTY)

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EXHIBIT E

MEMORANDUM OF LEASE

This instrument prepared by or under the supervision of
(and after recording should be returned to):

Name:          Tracy Allen

Address:

Property Address:

15500 West Beaver Street, Jacksonville, Florida

Tax Parcel Number: _________________

(Space reserved for Clerk of Court)

MEMORANDUM OF LEASE

THIS MEMORANDUM OF LEASE is made as of ________ __, 2013 by and between ________________________________________, a ___________________ (“Landlord”), whose mailing address is ___________________________________________, and ___________________________________, a _____________________ (“Tenant”) whose mailing address is _________________________________.

W I T N E S S E T H:

PURSUANT to the terms of that certain Lease Agreement dated of even date herewith between Landlord and Tenant (the “Lease”), Landlord has leased and demised unto Tenant, and Tenant has leased and hired from Landlord, all of the following described land, together with all improvements now or hereafter located thereon (said land and improvements are referred to herein as the “Premises”):

SEE EXHIBIT “A” ATTACHED HERETO AND INCORPORATED HEREIN

TO HAVE AND TO HOLD the Premises during the initial term commencing on ________ __, 2013 and terminating on ______________, unless extended or sooner terminated as provided in the Lease.

1.            Memorandum. Reference is hereby made to the Lease for the full covenants, agreements, rights and obligations of Landlord and Tenant with respect to the Premises. In the event of any inconsistency between the provisions set forth in this Memorandum and those set forth in the Lease, the Lease shall control.

10

2.            Renewal Options. So long as Tenant is not in default under the Lease, Tenant shall have four (4) renewal options of five (5) years each upon sixty (60) days prior written notice to Landlord, exercisable in accordance with the provisions of the Lease.

3.            Notice to Lienors. The Lease contains substantially the following provision:

“Notice is hereby given that the interest of Landlord in the Premises shall not be subject to any liens for improvements made by Tenant or anybody claiming through Tenant. All persons who furnish work, service or materials for improvements to the Premises at the request of Tenant or any person claiming under, by or through Tenant, must look to the interest of Tenant and not to that of Landlord, as provided in Florida Statutes §713.10. In accordance with applicable laws of the State of Florida, Landlord may file in the public records of Duval County, Florida, a public notice containing a true and correct excerpt of this provision, and Tenant hereby agrees to inform all contractors and material suppliers performing work in or for or supplying materials for improvements to the Premises of the existence of this notice.”

4.            Radon Notice. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

[signatures next two pages]

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IN WITNESS WHEREOF, Landlord and Tenant have executed this instrument as of the day and year first above written.

Signed, sealed and delivered in the presence of:

Witness Signature

______________________________

Name: ________________________

Witness Signature

________________________________

Name: __________________________

LANDLORD: ______________________________, a __________________ By:________________________________________ Name: __________________ Title: ___________________

Signed, sealed and delivered in the

presence of:

Witness Signature

______________________________

Name: ________________________

Witness Signature

________________________________

Name: __________________________

TENANT: _____________________________, a _____________________ By: ________________________________________ Name: ________________________ Title: _________________________

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STATE OF _________	§
§
COUNTY OF ________	§

The foregoing instrument was acknowledged before me this _____ day of ___________, by ___________________, __________ of ________________________________, a __________________, on behalf of said ____________________. He is personally known to me or has produced _____________________ as identification and took an oath.

Print name: ___________________________ Notary Public for the State of ___________ Commission Expires: ___________________________

(SEAL)

STATE OF _________	§
§
COUNTY OF ________	§

The foregoing instrument was acknowledged before me this _____ day of __________, by ____________, _________ of ______________________, a _____________, on behalf of said _______________. He is personally known to me or has produced ____________ as identification and took an oath.

Print name: ___________________________ Notary Public for the State of ___________ Commission Expires: ___________________________

(SEAL)

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EXHIBIT “A”

LEGAL DESCRIPTION OF PREMISES

PARCEL I:

WINN DIXIE BEAVER STREET WAREHOUSE PARCEL

PART OF SECTION 19 LYING SOUTH OF THE CSX RAILROAD (A 178 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), TOGETHER WITH PART OF SECTION 30 LYING NORTH OF INTERSTATE 10, STATE ROAD NO. 8 (A 300 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), ALL LYING IN TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF BEGINNING, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19, THENCE NORTH 00°49'53" EAST ALONG THE WEST LINE OF SAID SECTION 19 TO ITS INTERSECTION WITH SAID SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD, A DISTANCE OF 17.91 FEET TO A SET IRON PIN; THENCE NORTH 83°25'08" EAST LEAVING SAID SECTION LINE AND ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 3653.41 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST LEAVING SAID SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD, A DISTANCE OF 30.00 FEET TO A SET IRON PIN AND A POINT LYING ON A CURVE, CONCAVE SOUTHWESTERLY, HAVING A RADIUS OF 70.00 FEE; THENCE SOUTHEASTERLY, ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 50.58 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 75°52'44" EAST AND A CHORD DISTANCE OF 49/49 FEET TO A SET IRON PIN AND THE POINT OF COMPOUND CURVE OF A CURVE, CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 470.00 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 398.58 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 30°52'38" EAST AND A CHORD DISTANCE OF 386.75 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 06°34'56" EAST, A DISTANCE OF 120.02 FEET TO A SET IRON PIN; THENCE SOUTH 00°49'52" WEST, A DISTANCE OF 272.27 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 1238.65 FEET TO A SET IRON PIN; THENCE NORTH 03°01'58" WEST, A DISTANCE OF 200.38 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 25.05 FEET TO A SET IRON PIN; THENCE SOUTH 03°01'58" EAST, A DISTANCE OF 437.85 FEET TO A SET IRON PIN; THENCE SOUTH 05°22'43" EAST, A DISTANCE OF 185.19 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 40/77 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST, A DISTANCE OF 853.40 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE NORTHEASTERLY HAVING A RADIUS OF 28.50 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 44.77 FEET, SAID ARC BEING SUBTENDED BY A CHORD EARING OF SOUTH 51°34'52" EAST AND A CHORD DISTANCE OF 40.30 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE NORTH 83°25'08" EAST, A DISTANCE OF 70.89 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE NORTHWESTERLY HAVING A RADIUS OF 466.50 FEET; THENCE NORTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 110.31 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF NORTH 76°38'40" EAST AND A CHORD DISTANCE OF 110.06 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE NORTH 69°52'13" EAST, A DISTANCE OF 432.89 FEET TO A SET IRON PIN AND THE POINT OF CURVE OF A CURVE, CONCAVE SOUTHWESTERLY HAVING A RADIUS OF 97.00 FEET; THENCE SOUTHEASTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 152.37 FEET, SAID ARC BEING SUBTENDED BY A CHORD BEARING OF SOUTH 65°07'47" EAST AND A CHORD DISTANCE OF 137.18 FEET TO A SET IRON PIN AND THE POINT OF TANGENCY OF SAID CURVE; THENCE SOUTH 20°07'48" EAST ALONG A LINE TO ITS INTERSECTION WITH THE NORTHERLY RIGHT-OF-WAY LINE OF SAID INTERSTATE 10 AND A SET IRON PIN, A DISTANCE OF 211.50 FEET; THENCE SOUTH 69°52'12" WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 3778.52 FEET TO A SET IRON PIN; THENCE NORTH 00°15'02" EAST LEAVING SAID NORTHERLY RIGHT-OF-WAY LINE AND ALONG THE WESTERLY OF SAID SECTION 30, DISTANCE OF 3146.64 FEET TO THE POINT OF BEGINNING.

LESS AND EXCEPT THE FOLLOWING DESCRIBED PUMP STATION SITE:

A PART OF SECTION 19, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE NORTH 0°49'53" EAST ALONG THE WEST LINE OF SAID SECTION 19, A DISTANCE OF 17.91 FEET TO A SET IRON PIN ON THE SOUTHERLY RIGHT-OF-WAY LINE OF THE CSX RAILROAD (A 178 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED); THENCE NORTH 83°25'08" EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1042.06 FEET; THENCE SOUTH 06°34'52" EAST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 20.00 FEET TO A SET IRON PIN AND THE POINT OF BEGINNING; THENCE NORTH 83°25'08" EAST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE SOUTH 06°34'52" EAST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE SOUTH 83°25'08" WEST, A DISTANCE OF 50.00 FEET TO A SET IRON PIN; THENCE NORTH 06°34'52" WEST, A DISTANCE OF 50.00 FEET TO THE POINT OF BEGINNING.

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PARCEL II:

RAMP PARCEL

A PART OF SECTION 19, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT A FOUND IRON PIN AT THE SOUTHWEST CORNER OF SAID SECTION 19; THENCE NORTH 87°11'28" EAST ALONG THE SOUTH LINE OF SAID SECTION 19, A DISTANCE OF 1541.67 FEET; THENCE DEPARTING SAID SECTION LINE, NORTH 01°51'29" EAST, A DISTANCE OF 374.89 FEET TO A FOUND IRON PIN ON THE NORTHERLY RIGHT-OF-WAY LINE OF U.S. 90, STATE ROAD NO. 10, BEAVER STREET (A VARIABLE RIGHT-OF-WAY AS NOW ESTABLISHED) AND THE POINT OF BEGINNING; THENCE DEPARTING SAID NORTHERLY RIGHT-OF-WAY LINE, CONTINUE NORTH 01°51'29" EAST, A DISTANCE OF 560.00 FEET TO A FOUND IRON PIN; THENCE NORTH 52°20'10" EAST, A DISTANCE OF 433.96 FEET TO A FOUND IRON PIN; THENCE SOUTH 87°42'54" EAST, A DISTANCE OF 338.12 FEET TO A FOUND IRON PIN; THENCE SOUTH 45°36'05" EAST, A DISTANCE OF 340.88 FEET TO A FOUND IRON PIN; THENCE SOUTH 09°02'45" EAST, A DISTANCE OF 461.60 FEET TO A FOUND IRON PIN ON SAID NORTHERLY RIGHT-OF-WAY LINE OF U.S. 90; THENCE SOUTH 83°25'37" WEST ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 1022,39 FEET TO THE POINT OF BEGINNING.

PARCEL III EASEMENT

EASEMENT RIGHTS AS SET FORTH IN GRANT OF EASEMENT AND AGREEMENT (RAIL CROSSING BRIDGE) RECORDED NOVEMBER 25, 1998 IN OFFICIAL RECORDS BOOK 9141, PAGE 2440, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL IV EASEMENT

EASEMENT RIGHTS AS SET FORTH IN EASEMENT AGREEMENT (BEAVER STREET CROSSING BRIDGE) RECORDED JULY 9, 1999 IN OFFICIAL RECORDS BOOK 9347, PAGE 119, OF THE PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA.

PARCEL V:

PART OF SECTION 30, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA, MORE PARTICULARLY DESCRIBED AS FOLLOWS: FOR A POINT OF REFERENCE, COMMENCE AT THE SOUTHWEST CORNER OF SAID SECTION 30; THENCE NORTH 88°19’21” EAST ALONG THE SOUTHERLY LINE OF SAID SECTION 30, A DISTANCE OF 1000.60 FEET TO THE POINT OF BEGINNING; THENCE NORTH 00°15’22” EAST LEAVING SAID SOUTH LINE AND ALONG A LINE TO ITS INTERSECTION WITH THE SOUTHERLY RIGHT-OF-WAY LINE OF INTERSTATE 10, STATE ROAD NO. 8 (A 300 FOOT RIGHT-OF-WAY AS NOW ESTABLISHED), A DISTANCE OF 2018.27 FEET; THENCE NORTH 69°52’12” EAST ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 3216.64 FEET; THENCE SOUTH 00°49’52” WEST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1825.51 FEET; THENCE NORTH 88°59’34” EAST ALONG A LINE TO ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 30, A DISTANCE OF 1323.87 FEET; THENCE SOUTH 00°54’43” WEST ALONG SAID SECTION LINE, A DISTANCE OF 1232.31 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE SOUTH 88°59’34” WEST ALONG AFORESAID SOUTHERLY LINE OF SECTION 30, A DISTANCE OF 1322.13 FEET TO AN ANGLE POINT IN SAID SECTION LINE; THENCE SOUTH 89°10’21” WEST CONTINUING ALONG SAID SECTION LINE, A DISTANCE OF 1320.76 FEET TO AN ANGLE POINT IN SAID SECTION LINE; THENCE SOUTH 88°19’21” WEST CONTINUING ALONG SAID SECTION LINE, A DISTANCE OF 1664.92 FEET TO THE POINT OF BEGINNING.

TOGETHER WITH AN EASEMENT FOR PURPOSES OF INGRESS AND EGRESS ONLY, OVER AND ACROSS THE FOLLOWING DESCRIBED LAND, TO-WIT;

THE SOUTH 40 FEET OF THE WEST 1000.60 FEET OF SECTION 30, TOWNSHIP 2 SOUTH, RANGE 24 EAST, DUVAL COUNTY, FLORIDA.

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EXHIBIT D

FORM OF BILL OF SALE

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ______________________________, a ___________________________, having an address at ____________________________ (“Seller”), hereby bargains, sells, conveys and transfers to ____________________________ (“Buyer”), a _______________________________, all of Seller’s right, title and interest in and to those certain items of personal and intangible property (including any warranty made by third parties in connection with the same and the right to sue on any claim for relief under such warranties) (the “Personal Property”) located at or held in connection with that certain real property located in the State of __________________________, as more particularly described on Schedule A attached hereto and made a part hereof.

Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including, without limitation, with respect to title, merchantability of the Personal Property or its fitness for any particular purpose, the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Buyer accepts the Personal Property on an “as is, where is” basis.

IN WITNESS WHEREOF, Seller has caused this instrument to be executed and delivered as of this ___ day of _______, 2013.

SELLER:

By:

Name:

Title:

D-1

SCHEDULE A

TO BILL OF SALE

(Add legal description of Real Property]

D-2

EXHIBIT E

EXHIBIT F

WARRANTIES